SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934 (Amendment No.     )

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E-Z-EM, Inc.
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E-Z-EM, INC.
1111 Marcus Avenue
Lake Success, New York 11042

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

          I am pleased to give you notice that the 2006 Annual Meeting of Stockholders of E-Z-EM, Inc. will be held at The Fairmont Copley Plaza, 138 St. James Avenue, Boston, Massachusetts on Wednesday, October 18, 2006 at 10:00 a.m., local time, for the following purposes:

•	to elect each of James L. Katz, Anthony A. Lombardo, James H. Thrall, MD as Class I directors of the company, each for a term of three years;

•	to approve an amendment to the E-Z-EM, Inc. 2004 Stock and Incentive Award Plan (the “Plan”) to increase by 700,000 shares the number of shares of common stock available for issuance under the Plan;

•	to ratify the appointment of Grant Thornton LLP as our independent registered public accounting firm for the fiscal year ending June 2, 2007; and

•	to transact such other business as may properly come before the meeting.

          Our board of directors has fixed the close of business on September 5, 2006 as the record date for the annual meeting. Only record holders of E-Z-EM common stock listed in our stock transfer books on the close of business on the record date are entitled to notice of and to vote at the meeting.

By Order of the Board of Directors,

/s/ Peter J. Graham

PETER J. GRAHAM, Secretary Lake Success, New York

Dated: September 21, 2006

          Whether or not you expect to be present at the meeting, we urge you to fill in, date, sign and return the enclosed proxy card in the envelope that is provided, which requires no postage if mailed in the United States.

          If you wish to attend the annual meeting, please check the appropriate box on the enclosed proxy card and return it in the enclosed envelope.

          We may adjourn the annual meeting from time to time without further notice other than announcement at the meeting or any adjournment thereof. We may conduct any business for which notice is hereby given at any such adjourned meeting.

E-Z-EM, INC.
1111 Marcus Avenue
Lake Success, New York 11042

PROXY STATEMENT
FOR
ANNUAL MEETING OF STOCKHOLDERS

OF E-Z-EM, INC.

OCTOBER 18, 2006

INTRODUCTION

          This proxy statement is being furnished to you and the other stockholders of E-Z-EM, Inc., a Delaware corporation, by the board of directors of your company in connection with the solicitation of proxies by the board for use at E-Z-EM’s 2006 Annual Meeting of Stockholders to be held at The Fairmont Copley Plaza, 138 St. James Avenue, Boston, Massachusetts, on Wednesday, October 18, 2006 at 10:00 a.m., local time, or at any adjournment or postponement thereof. Unless the context otherwise requires, “we,” “us,” “your or our company” and similar terms refer to E-Z-EM, Inc.

          Our principal executive offices are located at 1111 Marcus Avenue, Lake Success, New York 11042. The approximate date on which this proxy statement and the accompanying proxy are first being sent or given to stockholders is September 21, 2006.

TABLE OF CONTENTS

Page

INTRODUCTION	1

THE STOCKHOLDER MEETING	4

Date, Time and Place	4
Proposals To Be Considered	4
Record Date; Voting Securities	4
Votes Required	5
Share Ownership of Directors and Executive Officers	5
Voting of Proxies	5
Revocability of Proxies; How to Vote	6
Solicitation of Proxies	6

PROPOSAL NO. 1 – ELECTION OF DIRECTORS	7

Nominees	7
Other Directors	8
Director Independence	9
Meetings	9
Board Committees	9
Committee Charters, Code of Conduct and Ethics, Complaint Procedures and Corporate Governance Guidelines	11
Communications with the Board	11
Compensation of Directors	12

EXECUTIVE COMPENSATION	13

Summary Compensation Table	13
Option Grants in Last Fiscal Year	14
Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values	15
Long-Term Incentive Plan Awards Table and Defined Benefit or Actuarial Plan Table	15
Employment Contracts	15
Severance Arrangements	15
Report on Repricing of Options/SARs	17
Compensation Committee Interlocks and Insider Participation in Compensation Decisions	17
Audit Committee Report	17
Principal Accountant Fees and Services	19
Compensation Committee Report on Executive Compensation	19
Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters	23
Common Stock Performance Graph	24
Certain Relationships and Related Transactions	26
Section 16(a) Beneficial Ownership Reporting Compliance	27

PROPOSAL NO. 2 – APPROVAL OF AN AMENDMENT TO THE E-Z-EM, INC. 2004 STOCK AND INCENTIVE AWARD PLAN (THE “PLAN”) TO INCREASE BY 700,000 SHARES THE NUMBER OF SHARES AVAILABLE FOR ISSUANCE UNDER THE PLAN	28

Proposed Increase in Authorized Shares	28
Summary Description of the 2004 Plan (as amended)	28
Summary of Federal Income Tax Consequences under the 2004 Plan	30
Tax Treatment of the Participants	31
Tax Treatment of E-Z-EM	33
ERISA Information	33
New Plan Benefits	33

EQUITY COMPENSATION PLAN INFORMATION	34

PROPOSAL NO. 3 – RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	35

General	35

ANNUAL REPORT	35

STOCKHOLDER PROPOSALS AND DIRECTOR NOMINATIONS	36

OTHER MATTERS	36

THE STOCKHOLDER MEETING

Date, Time and Place

          This proxy statement is being furnished to you in connection with the solicitation of proxies by the board of directors of E-Z-EM, Inc. from holders of E-Z-EM’s common stock for use at the annual meeting of stockholders to be held at The Fairmont Copley Plaza, 138 St. James Avenue, Boston, Massachusetts, on October 18, 2006 at 10:00 a.m., local time, and at any adjournments or postponements of the annual meeting.

Proposals To Be Considered

          At the annual meeting, we will ask holders of our common stock to consider and vote upon the following items:

Election of Directors

          The election of three of our eight directors. If elected, the nominees for Class I directors, James L. Katz, Anthony A. Lombardo and James H. Thrall, MD, will each serve until the 2009 annual meeting of stockholders and until their respective successors are duly elected and qualified.

Approval of an Amendment to the E-Z-EM, Inc. 2004 Stock and Incentive Award Plan

          Approval of an amendment to the E-Z-EM, Inc. 2004 Stock and Incentive Award Plan (the “Plan”) to increase by 700,000 shares the number of shares of our common stock available for issuance under the Plan.

Ratification of Appointment of Independent Registered Public Accounting Firm

          Ratification of the appointment of Grant Thornton LLP as our independent registered public accounting firm for the fiscal year ending June 2, 2007.

Record Date; Voting Securities

          As of the close of business on September 5, 2006, the record date for the annual meeting, there were 10,870,199 outstanding shares of our common stock entitled to notice of and to vote at the annual meeting. Each holder of our common stock has one vote per share on each matter to be acted upon at the annual meeting. Only stockholders of record at the close of business on the record date are entitled to vote at the meeting and at any adjournment or postponement thereof. A list of stockholders of record entitled to vote at the annual meeting will be available at the annual meeting and for 10 days prior to the annual meeting, for any purpose germane to the meeting, between the hours of 9:00 a.m. and 4:30 p.m. at our principal executive offices at 1111 Marcus Avenue, Lake Success, New York 11042 by contacting the Secretary of our company.

          A majority of the outstanding shares of common stock must be present in person or represented by proxy in order to establish a quorum at the meeting. For purposes of determining the presence of a quorum for transacting business at the annual meeting, abstentions and broker “non-votes” (proxies from banks, brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the banks, brokers or nominees do not have discretionary authority) will be treated as shares that are present.

Votes Required

Election of Directors

          The directors nominated for election will be elected by a plurality of the votes cast, in person or by proxy, at the annual meeting. Abstentions and broker non-votes will have no effect on the outcome of the vote since they will not represent votes cast at the annual meeting for the purpose of electing directors.

Approval of an Amendment to the 2004 Stock and Incentive Award Plan

          The proposal to approve an amendment to the E-Z-EM, Inc. 2004 Stock and Incentive Award Plan to increase by 700,000 shares the number of shares of common stock available for issuance under the plan must be approved by the affirmative vote of a majority of the votes cast, in person or by proxy, at the annual meeting. Abstentions will be counted and will have the same effect as a vote against the proposal, and broker non-votes will have no effect on the proposal.

Ratification of the Appointment of Independent Registered Public Accounting Firm

          The proposal to ratify the board’s appointment of Grant Thornton LLP as our independent registered public accounting firm for the fiscal year ending June 2, 2007 must be approved by the affirmative vote of a majority of the votes cast, in person or by proxy, at the annual meeting. Abstentions will be counted and will have the same effect as a vote against the proposal, and broker non-votes will have no effect on the proposal.

Share Ownership of Directors and Executive Officers

          As of the record date, excluding currently exercisable options, our directors and executive officers beneficially owned an aggregate of 1,068,903 shares of our common stock, representing approximately 9.8% of the common stock issued and outstanding.

          Our directors and executive officers have indicated that they intend to vote their shares FOR the election of the nominees for director, FOR the approval of an amendment to the E-Z-EM, Inc. 2004 Stock and Incentive Award Plan to increase by 700,000 shares the number of shares available for issuance under the plan, and FOR the ratification of the appointment of Grant Thornton LLP as our independent registered public accounting firm for the 2007 fiscal year.

Voting of Proxies

          Your shares will be voted in accordance with your instructions. If you do not specify on your proxy card how you would like your shares to be voted, the proxies will vote the shares subject to the proxy:

•	FOR the election of the board’s nominees for director;

•	FOR the approval of an amendment to the E-Z-EM, Inc. 2004 Stock and Incentive Award Plan to increase by 700,000 shares the number of shares available for issuance under the plan;

•	FOR the ratification of the appointment of Grant Thornton LLP as our independent registered public accounting firm for the 2007 fiscal year; and

•

in accordance with the judgment of the person or persons voting with respect to any other matter that may properly be brought before the annual meeting. We do not expect that any matter not described in this proxy statement will be brought before the annual meeting.

Revocability of Proxies; How to Vote

          Even if you have granted a proxy on the enclosed proxy card, you may still vote in person at the annual meeting. You may revoke your proxy at any time prior to it being voted at the annual meeting by:

•	delivering to our Secretary, prior to the annual meeting, a written notice of revocation bearing a later date or time than the proxy;

•	submitting another proxy by mail that has a later date and, if applicable, that is properly signed; or

•	attending the annual meeting and voting in person.

          If you attend the annual meeting, that alone will not revoke your proxy. If we adjourn the meeting, it will not affect your ability to vote or to revoke a previously delivered proxy. We do not expect to adjourn the annual meeting for a period of time long enough to require the setting of a new record date for the meeting.

          If your shares are registered directly in your name with our transfer agent, Registrar and Transfer Company, you are considered, with respect to those shares, the “shareholder of record.” The Notice of Annual Meeting, Proxy Statement, Annual Report on Form 10-K and proxy card have been sent directly to you by us.

          If your shares are held in a stock brokerage account or by a bank or other holder of record, you are considered the “beneficial owner” of shares held in street name. The Notice of Annual Meeting, Proxy Statement, Annual Report on Form 10-K and proxy card have been forwarded to you by your broker, bank or other holder of record who is considered, with respect to those shares, the shareholder of record. As the beneficial owner, you have the right to direct your broker, bank or other holder of record on how to vote your shares by using the voting instruction card included in the mailing.

Solicitation of Proxies

          We will bear the cost of soliciting proxies on behalf of the board of directors. In addition to the use of the mail, we may solicit proxies by telephone, facsimile and personal interview by our officers, directors and employees. If requested, we will reimburse banks, brokers, nominees and other record holders for their reasonable expenses in sending soliciting material to persons for whom they hold shares.

Stockholders should not send stock certificates with their proxy cards.

PROPOSAL NO. 1 –
ELECTION OF DIRECTORS

Nominees

          Your company’s board of directors currently consists of eight directors. The board is divided into three classes, each of which serves a staggered three-year term. At the annual meeting, you will be asked to elect three Class I directors. If elected, James L. Katz, Anthony A. Lombardo and James H. Thrall, MD will each hold office until the 2009 annual meeting of stockholders and until their successors are duly elected and qualified. The Class II directors and Class III directors will continue in office during the terms indicated below.

          Unless otherwise specified, all proxies received will be voted in favor of the election of each of the Class I director nominees. Management has no reason to believe that any of the nominees will be unwilling to serve as a director, if elected. Should any of the nominees not remain a candidate for election at the date of the annual meeting, we will vote the proxies in favor of the election of remaining nominees and any substitute nominees selected by the board. The names of the nominees and certain information concerning them are set forth below:

Nominees to serve as Class I Directors for a term expiring at the 2009 Annual Meeting:

Name	Principal Occupation	Age	First Year Became Director

James L. Katz	CEO, Founder & Director of Lakeshore Medical Fitness, LLC	70	1983

Anthony A. Lombardo	President, CEO & Director of E-Z-EM, Inc.	59	2000

James H. Thrall, MD	Chairman, Department of Radiology, Massachusetts General Hospital	63	2005

          James L. Katz, CPA, JD, has been a director of our company since 1983. He is a founder and a director of Lakeshore Medical Fitness, LLC (owns and manages medical fitness facilities), and has served as its Chief Executive Officer since 2000. He is also a founder of Medical Imaging of Northbrook Court, LLC (screening and diagnostic imaging), and has served as an administrative member since 2001. Previously, he founded and was a managing director from its organization in 1995 until 2000 of Chapman Partners LLC (investment banking). From its acquisition in 1985 until its sale in 1994, he was the co-owner and President of Ever Ready Thermometer Co., Inc. From 1971 until 1980 and from 1983 until 1985, he held various executive positions with Baxter International and its subsidiaries, principally that of Chief Financial Officer of Baxter International. He is also a director of Intec, Inc., as well as a member of the Board of Advisors of Jerusalem Global and AEG Partners.

          Anthony A. Lombardo, has served as our President, Chief Executive Officer and a director since 2000. Prior to joining us, he served as President of ALI Imaging Systems, Inc. (radiology information management) from 1998 to 2000.

          James H. Thrall, M.D., has been a director of our company since 2005. He is a radiologist and chairs the Department of Diagnostic Radiology of Massachusetts General Hospital. He serves as a member of the Board of Trustees of the Massachusetts General Physicians Organization. He is a

director of WorldCare, Inc., a company providing telemedicine and clinical trial support services, and has served as its Chairman of the Board since 1999. Since 2002, he has been a director of Mobil Aspects Inc., a company focused on radio frequency identification (RFID) technology, and has served as its Chairman of the Board since 2005. Among other professional organizations, Dr. Thrall serves on the Board of Trustees of the Society of Chairman of Academic Radiology Departments, the Board of Chancellors of the American College of Radiology and the Board of Trustees of the Research and Education Foundation of the Radiological Society of North America.

Recommendation of the Board of Directors

          The board of directors recommends a vote FOR the election of each of the nominees.

Other Directors

          The following Class II and III directors will continue on the board of directors for the terms indicated:

Class II Directors (Term Expiring at the 2007 Annual Meeting):

          Robert J. Beckman, age 58, has been a director of our company since 2002. He is a founder and has been a Managing Partner of The Channel Group, a venture management and corporate advisory business focusing on global life sciences, since 2002. Previously, he founded Intergen Co., a company that provides technology and biologicals to the pharmaceutical/biotechnology and clinical diagnostic industries, and served as its Chief Executive Officer from 1987 until 2001.

          Paul S. Echenberg, age 62, has been a director of our company since 1987 and has served as Chairman of our board of directors since 2005, and Chairman of the board of directors of our subsidiary, E-Z-EM Canada, since 1994. He has been the President, Chief Executive Officer and a director of Schroders & Associates Canada Inc. (investment buy-out advisory services) and a director of Schroders Ventures Ltd. since 1997. He is also a founder and has been a general partner and a director of Eckvest Equity Inc. (personal investment and consulting services) since 1989. He is also the Chairman of the board of directors of AngioDynamics, Inc., our former subsidiary and now a publicly held company, and is a director of Lallemand Inc., Benvest New Look Income Fund, a publicly held company, ITI Medical Technologies, Inc., Flexia Corp., Fib-Pak Industries Inc., Med-Eng Systems Inc., MacroChem Corp., a publicly held company, Matra Plast Industries Inc. and A.P. Plasman Corp.

          John T. Preston, age 56, has been a director of our company since 2004. He has served as the President and CEO of Atomic Ordered Materials, LLC since 1999 and has been a Senior Lecturer at the Massachusetts Institute of Technology (MIT) since 1996. He is the founder of Quantum Energy, LLC and served as its CEO from 1996 to 1999. He was the Director of Technology Development at MIT from 1992 to 1996. From 1986 to 1992, Mr. Preston served as Director of Technology Licensing at MIT and from 1977 to 1986 held various technology management positions with MIT. He is also a director of Clean Harbors, Inc. and Boston Life Science, Inc., both publicly held companies, as well as several private companies.

The following Class III Directors (Term Expiring at the 2008 Annual Meeting):

          David P. Meyers, age 42, has been a director of our company since 1996. He is a founder of Alpha Cord, Inc., which provides cryopreservation of umbilical cord blood, and has served as its

President since 2002. Previously, he founded MedTest Express, Inc., an Atlanta, Georgia-based provider of contracted laboratory services for home health agencies, and served as its President, Chief Executive Officer and a director from 1994 to 2002. He is also a director of AngioDynamics, Inc.

          George P. Ward, age 68, has been a director of our company since 2002. Prior to his retirement in 2002, Mr. Ward served as Executive Vice President - Business Development of Health Center Internet Services, Inc. in San Francisco, California from 1997 until 2001. He served as a director and consultant for ALI Technologies, Inc. of Richmond, British Columbia, Canada from 1996 until 2002. After serving as an officer in the U.S. Air Force, he began his career as a rocket engineer with Thiokol Chemical Corp. in 1962, then joined the General Electric Space Division as a program manager and marketing manager in 1966. After a GE corporate headquarters assignment in 1973, Mr. Ward moved to the GE Medical Business, where he managed the X-ray and other medical imaging businesses. In 1977, he became President, CEO and a director of Systron Donner Corp., Concord, California (then NYSE-listed). In 1982, he became President, CEO and a director of Vitalink Communications Corp., Mountain View, California, and in 1986, he founded MEICOR, Inc., Pleasanton, California, and served as its Chairman, CEO and a director. From 1987 until 1991, he was a Worldwide Business Group Managing Director for Philips Medical, and since 1991, a director/consultant for several high technology companies. He also was a director of Blue Cross of California, Woodland Hills, California from 1986 to 1996.

Director Independence

          Under our corporate governance guidelines, a majority of our directors must qualify as independent under the listing standards of The Nasdaq Stock Market LLC (“Nasdaq”). Under the Nasdaq listing standards, an “independent director” is a director who is not an officer or employee of E-Z-EM or any subsidiary and who does not have any relationship that the board of directors believes would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. The board evaluates each director on an annual basis and makes a determination as to which directors qualify as independent.

          Our board of directors has determined that six of our eight directors – Messrs. Beckman, Echenberg, Katz, Preston, Thrall and Ward – are independent under the Nasdaq listing standards.

Meetings

          The board of directors held four regular meetings, one strategy meeting and one meeting by conference call during the 2006 fiscal year. From time to time, the members of the board of directors act by unanimous written consent pursuant to the laws of the State of Delaware. No director attended fewer than 75% of all board meetings, and meetings of each committee of which he was a member, during the 2006 fiscal year. Our directors are expected to attend our annual stockholders meeting absent extenuating circumstances. All directors named in this proxy statement who were directors at the time of our 2005 annual stockholders meeting attended that meeting.

          We have a standing executive committee, audit committee, nominating and corporate governance committee, compensation committee and finance committee.

Board Committees

          Executive Committee. The executive committee has the full power and authority to act on behalf of the board during intervals between regularly scheduled board meetings. The members of the executive committee are Messrs. Echenberg, Beckman and Preston. The executive committee met two times during the 2006 fiscal year.

          Audit Committee. The audit committee is responsible for recommending to the board the appointment or termination of our independent auditors; providing an open avenue of communication between the independent registered public accounting firm and the board; reviewing our significant accounting policies and internal controls; and having general responsibility for assisting the board in its oversight over all audit-related matters.

          The members of the audit committee are Messrs. Katz, Beckman and Preston, each of whom has been determined by our board to be independent under the Nasdaq listing standards. Our board has also determined that each member of the audit committee is financially literate in accordance with the Nasdaq listing standards. Additionally, the board has determined that Mr. Katz is an “audit committee financial expert,” as defined under SEC rules. The audit committee met six times during the 2006 fiscal year and had several informal discussions.

          Nominating and Corporate Governance Committee. The nominating and corporate governance committee develops and recommends corporate governance guidelines for our company. The committee also evaluates current and prospective directors and their qualifications to serve on the board and presents recommendations to the board regarding nominees for director. The members of the nominating and corporate governance committee are Messrs. Beckman, Thrall and Ward, each of whom has been determined by our board of directors to be independent under the Nasdaq listing standards. The nominating and corporate governance committee met nine times during the 2006 fiscal year and had several informal discussions.

          The nominating and corporate governance committee’s process for identifying and evaluating nominees is as follows: In the case of an incumbent director whose term of office is set to expire, the committee reviews the director’s overall service to our company during his or her term, including the number of meetings attended, level of participation, quality of performance, and transactions, if any, between the director and our company during his or her term, and confirms the director’s independence, if applicable. In the case of a new director candidate, the committee first determines whether the nominee is independent under the Nasdaq listing standards. In either case, determinations are based upon our internal policies, applicable securities laws, the rules and regulations of the SEC, the Nasdaq listing standards, and the advice of counsel, if necessary. The committee uses its network of contacts to identify potential candidates. If necessary, the committee will also engage a professional search firm to assist in identifying qualified nominees. The search firm identifies potential candidates based on an extensive profile of the requirements developed by the nominating and corporate governance committee. The search firm then develops a scoring matrix to rank the candidates and the nominating and corporate governance committee interviews the candidates and makes its recommendation to the board of directors. Any candidates for director that are nominated by our stockholders are considered in the same manner as other candidates.

          The nominating and corporate governance committee may apply several criteria in selecting nominees. At a minimum, the committee shall consider (a) whether each such nominee has demonstrated, by significant accomplishment in his or her field, an ability to make a meaningful contribution to the board’s oversight of the business and affairs of our company and (b) the nominee’s reputation in his or her personal and professional activities. Additional factors that the committee may consider include a candidate’s specific experiences and skills, relevant industry background and knowledge, experience in business development, including acquisitions and technology licensing, availability in light of other commitments, potential conflicts of interest and any other factors or qualities that the committee believes will enhance the board’s ability to effectively manage and direct the company’s affairs and business, including, where applicable, the ability of board committees to perform their duties or satisfy any independence requirements under the Nasdaq listing standards or otherwise.

          Stockholders may recommend individuals to the nominating and corporate governance committee for consideration as potential director candidates by submitting their names and appropriate background and biographical information to the Nominating and Corporate Governance Committee, c/o E-Z-EM, Inc., 1111 Marcus Avenue, Lake Success, New York 11042 at least 120 days prior to the anniversary of the date on which our proxy statement was first released to stockholders for the previous year’s annual meeting. Assuming that the appropriate information has been timely provided, the committee will consider these candidates in the same manner as it considers other board candidates it identifies. Our stockholders also have the right to nominate director candidates without any action on the part of the nominating and corporate governance committee or our board of directors by following the advance notice provisions of our by-laws as described under “Stockholder Proposals and Director Nominations” on page 36 of this proxy statement. During the 2006 fiscal year, we did not receive any director nominations from our stockholders.

          Compensation Committee. The compensation committee determines the cash and other incentive compensation, if any, to be paid to our executive and non-executive officers and key employees. The compensation committee also sets the policies and parameters of our compensation programs and awards thereunder, and makes determinations as to grants under our equity compensation plans. The members of the compensation committee are Messrs. Ward, Katz and Thrall, each of whom has been determined by our board of directors to be independent under the Nasdaq listing standards. The compensation committee met 15 times during the 2006 fiscal year and had several informal discussions.

          The board of directors created a Finance Committee in 1995. Its members are Messrs. Katz and Meyers. The Finance Committee did not meet during the 2006 fiscal year.

Committee Charters, Code of Conduct and Ethics, Complaint Procedures and Corporate Governance Guidelines

          The charters of the audit committee and the nominating and corporate governance committee, as well as the E-Z-EM, Inc. code of conduct and ethics, our complaint procedures and our corporate governance guidelines, are posted on our website (www.ezem.com) under Investor Relations, Corporate Governance. This website address is not intended to function as a hyperlink, and the information contained on our website is not intended to be a part of this proxy statement.

Communications with the Board

          Our stockholders may communicate directly with the board of directors by addressing a letter to “The Board of Directors of E-Z-EM, Inc., c/o Secretary, at 1111 Marcus Avenue, Suite LL-26, Lake Success, New York 11042.” If you would like a letter to be forwarded directly to the Chairman of the Board or to one of the chairmen of the standing committees, to a specific director or group of directors, or to one or more independent directors, you should so indicate. If no specific direction is indicated, the Secretary will review the letter and forward it to the appropriate board member or members. Copies of written communications received at such address will be provided to the board or the relevant director or directors unless such communications are determined by our outside counsel to be inappropriate for submission to the intended recipient(s). However, any communication not so delivered will be made available upon request to any director. Examples of stockholder communications that would be considered inappropriate for submission include, without limitation, customer complaints, business solicitations, product promotions, résumés and other forms of job inquiries, junk mail and mass mailings, as well as material that is unduly hostile, threatening, illegal or similarly unsuitable.

Compensation of Directors

          Directors who are not our employees receive the following compensation: a monthly retainer of $2,000; a fee of $1,750 for each board meeting attended in person; a fee of $500 for each telephonic board meeting in which they participate; an annual grant of 1,000 shares of our common stock; and an annual grant of an option to purchase 4,000 shares of our common stock. The Chairman of the board of directors receives 1.75 times the above-referenced fees. Non-employee directors, other than the Chairman of the Board, who serve on committees of the board receive a fee of $1,000 for each committee meeting attended in person and $500 for each telephonic committee meeting in which they participate, except that the committee chairmen receive a fee of $1,500 for each committee meeting attended in person and $750 for each telephonic committee meeting in which they participate. Directors who are our employees do not receive any compensation for their services as directors.

          In May 2006, each non-employee director received an option to purchase 5,000 shares of our common stock which vested immediately, except for our Chairman of the Board who received an option to purchase 8,750 shares of our common stock. The per share exercise price of each option is $17.49, which was the average of the high and low prices for our common stock on the day of the grant.

          Upon joining our board, new directors receive options for 24,000 shares of our common stock.

          In August 2005, our board of directors approved an annual expenditure of $20,000 towards the cost of an office and secretary for Paul S. Echenberg, the Chairman of our board of directors.

          James L. Katz receives an additional monthly retainer of $1,000 for serving as Chairman of our audit committee.

          Robert J. Beckman receives an additional monthly retainer of $500 for serving as Chairman of our nominating and corporate governance committee.

          George P. Ward receives an additional monthly retainer of $500 for serving as Chairman of our compensation committee.

          Michael A. Davis, M.D., a Director Emeritus, provides us, on an ongoing basis, with consulting services in his capacity as our Medical Director. We paid Dr. Davis approximately $243,000 for his services during fiscal 2006.

          We entered into an agreement, effective as of January 1, 2004, with Donald A. Meyer, a Director Emeritus, under which Mr. Meyer agreed to serve as the trustee of our 401(k) plan and to provide us with such other services as we may reasonably request from time-to-time. The agreement is for a term of 36 months unless terminated earlier pursuant to its terms. Mr. Meyer receives a monthly payment of $3,500 and reimbursement for reasonable business expenses incurred in providing services under the agreement. In fiscal 2006, we paid Mr. Meyer $42,000 under our agreement with him.

EXECUTIVE COMPENSATION

Summary Compensation Table

          The following table sets forth information concerning the compensation for services, in all capacities for fiscal years 2006, 2005 and 2004, of:

•	those persons who were, during fiscal year 2006, our Chief Executive Officer or “CEO” (Anthony A. Lombardo); and

•	those persons who were, at the end of fiscal year 2006, our four most highly compensated executive officers other than the CEO.

          We refer to these individuals as the “Named Executive Officers”:

		Annual Compensation			Long-Term Compensation

					Awards		Payouts

Name and Principal Position	Fiscal Year	Salary ($)	Bonus ($)	Other Annual Compen- sation(1) ($)	Restricted Stock Awards ($)	Securities Underlying Options(2) #	LTIP Payouts ($)	All Other Compen-sation(3) ($)

Anthony A. Lombardo,	2006	$350,784	$249,769	None	None	75,000	None	$12,055
President and Chief	2005	340,370	256,190	None	None	90,000	None	11,240
Executive Officer	2004	320,000	132,828	None	None	None	None	10,380

Jeffrey S. Peacock,	2006	$224,591	$101,610	None	None	28,000	None	$11,804
Senior Vice President	2005	207,454	99,828	None	None	15,000	None	11,159
	2004	185,000	53,754	None	None	None	None	10,063

Brad S. Schreck,	2006	$215,040	$97,274	None	None	28,000	None	$11,690
Senior Vice President	2005	198,783	95,733	None	None	15,000	None	10,989
	2004	185,000	53,754	None	None	None	None	9,292

Dennis J. Curtin,	2006	$215,025	$97,274	None	None	28,000	None	$11,520
Senior Vice President	2005	206,211	99,616	None	None	35,000	None	11,053
	2004	188,402	81,427	None	None	None	None	9,872

Peter J. Graham,	2006	$195,910	$88,905	None	None	28,000	None	$11,037
Senior Vice President	2005	194,690	76,090	None	None	10,000	None	10,957
	2004	178,000	68,619	None	None	None	None	10,361

(1)

We have concluded that the aggregate amount of perquisites and other personal benefits paid to each of the Named Executive Officers for 2006, 2005 and 2004 did not exceed the lesser of 10% of such officer’s total annual salary and bonus for 2006, 2005 or 2004 or $50,000; such amounts are, therefore, not reflected in the table.

(2)	Options are exercisable for our common stock.

(3)

For each of the Named Executive Officers, the amounts reported include amounts we contributed under our Profit-Sharing Plan and, as matching contributions, under the companion 401(k) Plan. For 2006, 2005 and 2004, such amounts contributed were: $11,095, $10,385 and $9,600, respectively, for Mr. Lombardo; $10,969, $10,458 and $9,486, respectively, for Mr. Peacock; $10,884, $10,319 and $8,715, respectively, for Mr. Schreck; $10,713, $10,352 and $9,284, respectively, for Mr. Curtin; and $10,308, $10,324 and $9,831, respectively, for Mr. Graham.

For each of the Named Executive Officers, the amounts reported include term life insurance premiums we paid. For 2006, 2005 and 2004, such amounts paid were: $960, $855 and $780, respectively, for Mr. Lombardo; $835, $701 and $577, respectively, for Mr. Peacock; $806, $670 and $577, respectively, for

Mr. Schreck; $807, $701 and $588, respectively, for Mr. Curtin; and $729, $633 and $530, respectively, for Mr. Graham.

Option Grants in Last Fiscal Year

          The following table sets forth certain information concerning stock option grants made during fiscal 2006 to the Named Executive Officers. These grants are also reflected in the Summary Compensation Table. In accordance with SEC disclosure rules, the hypothetical gains or “option spreads” for each option grant are shown based on compound annual rates of stock price appreciation of 5% and 10% from the grant date to the expiration date. The assumed rates of growth are prescribed by the SEC and are for illustrative purposes only; they are not intended to predict future stock prices, which will depend upon market conditions and our future performance. We did not grant any stock appreciation rights during fiscal 2006.

	Individual Grants				Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term

Name	Number of Securities Underlying Options Granted (#)		% of Total Options Granted to Employees in Fiscal Year 2006	Exercise or Base Price(3) ($/Sh)	Expiration Date	5% ($)	10% ($)

Anthony A. Lombardo	40,000	(1)	10.7%	$14.475	6/1/15	$364,130	$922,777
	35,000	(2)	9.4%	$17.49	5/15/16	$384,978	$975,609

Jeffrey S. Peacock	13,000	(1)	3.5%	$14.475	6/1/15	$118,342	$299,902
	15,000	(2)	4.0%	$17.49	5/15/16	$164,991	$418,118

Brad S. Schreck	13,000	(1)	3.5%	$14.475	6/1/15	$118,342	$299,902
	15,000	(2)	4.0%	$17.49	5/15/16	$164,991	$418,118

Dennis J. Curtin	13,000	(1)	3.5%	$14.475	6/1/15	$118,342	$299,902
	15,000	(2)	4.0%	$17.49	5/15/16	$164,991	$418,118

Peter J. Graham	13,000	(1)	3.5%	$14.475	6/1/15	$118,342	$299,902
	15,000	(2)	4.0%	$17.49	5/15/16	$164,991	$418,118

(1)	These options were granted on June 2, 2005 and vested on June 2, 2006.

(2)	These options were granted on May 16, 2006 and vested immediately.

(3)	The options granted during 2006 have an exercise price not less than the fair market value of our common stock on the date of grant, and expire in ten years.

Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values

          The following table sets forth information concerning all exercises of stock options during fiscal year 2006 by our Named Executive Officers and the fiscal year-end value of unexercised stock options on an aggregated basis:

	Shares Acquired on Exercise (#)	Value Realized ($)	Number of Securities Underlying Unexercised Options at June 3, 2006 (#)	Value of Unexercised In-the-Money Options at June 3, 2006 (1) ($)

Name			Exercisable/Unexercisable (2)	Exercisable/Unexercisable (2)

Anthony A. Lombardo	None	None	415,996/None	$2,768,905/None

Jeffrey S. Peacock	None	None	52,682/None	$129,229/None

Brad S. Schreck	None	None	66,958/None	$276,792/None

Dennis J. Curtin	None	None	63,000/None	$70,910/None

Peter J. Graham	None	None	60,817/None	$318,070/None

(1)

An option is “in-the-money” if on June 3, 2006, the market price of our common stock exceeded the exercise price of the option. On June 3, 2006, the closing price of our common stock was $15.77. The value of these options is calculated by determining the difference between the aggregate market price of the stock covered by the options on June 3, 2006 and the aggregate exercise price of the options.

(2)	Options are exercisable into our common stock.

Long-Term Incentive Plan Awards Table and Defined Benefit or Actuarial Plan Table

          We did not make any awards under any long-term incentive plan in fiscal 2006 and do not maintain any defined benefit or actuarial plans.

Employment Contracts

          Effective June 1, 2004, we amended our employment contract, entered into in 2000, with Anthony A. Lombardo, our President and Chief Executive Officer. This amended employment contract provides for a current annual base salary of $360,000. The contract is cancelable at any time by either Mr. Lombardo or us, but provides for severance pay of two years’ base salary in the event of termination by us without cause, as defined in the contract. Unless cancelled earlier, the amended contract will terminate on May 31, 2007.

Severance Arrangements

          We have entered into severance agreements with some of our executive officers, non-executive officers and key employees.

          Each severance agreement provides certain security to the executive in connection with a change of control. A change of control is defined as the acquisition of 50% or more of the outstanding voting power of E-Z-EM’s capital stock or the transfer of all or substantially all of our assets. Upon a change of control, all outstanding stock options vest and remain exercisable until the original expiration date of the options without regard to the need to remain employed by E-Z-EM. The agreements provide that we will provide the executive (or his estate) with an interest-free loan in the amount necessary to pay the exercise price and the income and employment taxes due as a result of the option exercise.

          If an executive’s employment with E-Z-EM is terminated by us for “good cause,” death or disability, or by the executive other than for “good reason,” during the term of the severance agreement and within two years following a change of control, the executive will be entitled only to accrued but unpaid base salary. A termination of employment is for “good cause” under the severance agreements if the basis of termination is:

•	repeated acts or serious omissions constituting dishonesty, intentional breach of fiduciary obligation or intentional wrongdoing or malfeasance;

•	conviction of a crime involving fraud, dishonesty or moral turpitude; or

•	a material breach of the severance agreement or the conditions and requirements of employment.

“Good reason” exists under the severance agreements if there is:

•	a significant reduction in the nature or the scope of the executive’s authority and/or responsibility;

•	a material reduction in the executive’s rate of base salary;

•	a significant reduction in employee benefits; or

•	a change in the principal location in which the executive is required to perform services, which significantly increases commuting distance.

          If an executive’s employment with E-Z-EM is terminated by us without good cause or by the executive for good reason, during the term of the severance agreement and within two years following a change of control, the executive will be entitled to:

•	accrued but unpaid base salary;

•	a lump sum payment equal to between one and two times annual base salary, based upon years of service;

•	any benefits accrued under any incentive and retirement plans;

•	paid medical plan coverage until the earlier of 18 months from termination or the time when the executive obtains comparable coverage through a new employer;

•	a lump sum payment equal to the unvested portion, if any, of the executive’s 401(k) plan; and

•	outplacement and career counseling services.

          Each severance agreement provides that if any amounts due to an executive thereunder become subject to the “golden parachute” rules set forth in section 4999 of the Internal Revenue Code, then these amounts will be reduced to the extent necessary to avoid the application of the “golden parachute” rules.

Report on Repricing of Options/SARs

          In fiscal 2006, we did not adjust or amend the exercise price of any stock options previously granted to any of our named Executive Officers.

Compensation Committee Interlocks and Insider Participation in Compensation Decisions

          The following directors serve on our compensation committee: James L. Katz, James H. Thrall, M.D. and George P. Ward. None of the directors serving on our compensation committee is a current or former officer or employee of ours or any of our subsidiaries. None of these directors had any relationship required to be disclosed by us under Item 404 of Regulation S-K under the Securities Exchange Act of 1934.

Audit Committee Report

          The audit committee of the board of directors is composed of three directors, James L. Katz, Robert J. Beckman and John T. Preston, and operates under a written charter. Each member of our audit committee has been determined by the board of directors to be independent and able to read and understand financial statements, as required by the Nasdaq listing standards and the applicable rules under the Securities Exchange Act of 1934. In addition, the board has determined that Mr. Katz is “financially sophisticated” as required by the Nasdaq listing standards and is an “audit committee financial expert,” as defined under the rules of the Securities Exchange Act of 1934.

          Consistent with Securities and Exchange Commission (“SEC”) policies regarding auditor independence, the audit committee has responsibility for appointing, setting compensation and overseeing the work of Grant Thornton LLP, our independent registered public accounting firm. The audit committee has established a policy of pre-approving all audit and permissible non-audit services provided by Grant Thornton LLP or any of its affiliates. The audit committee may delegate pre-approval authority and has done so to its Chairman, who has reported on those approvals to the board of directors.

          As set forth in more detail in the audit committee’s charter, management is responsible for E-Z-EM’s internal controls and financial operating system. The independent registered public accounting firm is responsible for performing an independent audit of our company’s consolidated financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States) and issuing a report relating to this audit, as well as auditing and expressing opinions on (i) management’s assessment of the effectiveness of our company’s internal control over financial reporting and (ii) the effectiveness of our company’s internal control over financial reporting based on criteria established by the Committee of Sponsoring Organizations of the Treadwell Commission (the “COSO criteria”). The audit committee’s responsibility is to monitor and oversee these processes. The audit committee’s primary duties and responsibilities fall into three broad categories:

          First, the audit committee serves as an independent and objective party to monitor E-Z-EM’s financial reporting process and internal control system;

          Second, the audit committee is responsible for reviewing and appraising the audit efforts of our independent registered public accounting firm; this includes matters concerning the relationship between E-Z-EM and its independent auditors, including recommending their appointment or removal, reviewing the scope of their audit services and related fees, as well as any other services being provided to us, and determining whether the auditors are independent (based in part on the annual letter provided to us pursuant to Independence Standards Board Standard No. 1); and

          Third, the audit committee provides an open avenue of communication among the independent registered public accounting firm, financial and senior management and the board of directors.

          The audit committee has implemented procedures to ensure that during the course of each fiscal year it devotes the attention that it deems necessary or appropriate to each of the matters assigned to it under its charter. To carry out its responsibilities, our audit committee met six times during fiscal year 2006.

          In overseeing the preparation of our company’s financial statements, the audit committee has reviewed the financial statements and met with and held discussions with management and the independent registered public accounting firm to review the financial statements and discuss significant accounting issues and policies. Management advised the audit committee that our company’s consolidated financial statements were prepared in accordance with generally accepted accounting principles. The audit committee discussed with the independent registered public accounting firm the matters required to be discussed by the Statement on Auditing Standards (“SAS”) No. 61, “Communications with Audit Committees,” and SAS No. 90, “Audit Committee Communications.”

          Our independent registered public accounting firm also provided the audit committee with the written disclosures and the letter required by the Independence Standards Board Standard No. 1, “Independence Discussions with Audit Committees” and the audit committee has discussed with the independent registered public accounting firm that firm’s independence. Grant Thornton LLP informed the committee that it was independent with respect to E-Z-EM within the regulations promulgated by the SEC and the requirements of the Independence Standard Board. The audit committee also considered the compatibility of the audit-related fees, tax fees and all other fees paid to Grant Thornton LLP in connection with Grant Thornton LLP’s independence. The audit committee has concluded that Grant Thornton LLP is independent of E-Z-EM and its management.

          The audit committee discussed with the independent registered public accounting firm the overall scope and plans for its audit. The audit committee met with the independent registered public accounting firm, with and without management present, to discuss the results of its examination, the evaluation of our company’s internal controls, and the overall quality of our company’s financial reporting.

          Based upon the reviews and discussions referred to above, the audit committee recommended to the board of directors that our company’s audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended June 3, 2006 and be filed with the SEC.

          This audit committee report does not constitute soliciting material, and shall not be deemed to be filed or incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that we specifically incorporate this report therein.

THE AUDIT COMMITTEE,
James L. Katz, Chairman
Robert J. Beckman
John T. Preston

Principal Accountant Fees and Services

          The following table presents fees for professional audit services rendered by our company’s independent registered public accounting firm, Grant Thornton LLP (and its affiliates) for the audits in respect of the fiscal years ended June 3, 2006 and May 28, 2005, and fees billed for other services rendered by Grant Thornton LLP (and its affiliates) during those periods:

	2006	2005

	(in thousands)
Audit Fees(1)	$1,089	$671
Audit-Related Fees(2)	11	39
Tax Fees(3)	41	137
All Other Fees	1	3

	$1,142	$850

(1)

Audit fees consist of fees for professional services necessary to perform an audit or review in accordance with the standards of the Public Company Accounting Oversight Board, including services rendered for the audit of our annual financial statements (including services incurred with rendering an opinion under section 404 of the Sarbanes-Oxley Act of 2002) and review of quarterly financial statements. For fiscal 2006, these services included $245 in fees relating to the fiscal 2005 audit which were determined after the issuance of the 2005 proxy. For each fiscal year, these services also included fees for statutory audits of non-U.S. subsidiaries.

(2)	Audit-related fees consist primarily of profit sharing and 401(k) plan audits and a consent for a Form S-8 registration statement filed in fiscal 2005.

(3)	Tax fees include all tax services relating to tax compliance, tax advice and tax planning.

          The audit committee understands the need for Grant Thornton LLP to maintain objectivity and independence in its audits and has implemented procedures, including pre-approval of all audit and permissible non-audit services, to minimize any relationship with Grant Thornton LLP that could impair their independence. The audit committee has determined that we will engage Grant Thornton LLP to provide non-audit services only when the services offered by Grant Thornton LLP are more effective and economical than the services from other providers, and, to the extent possible, only after competitive bidding. Our company’s policy on auditor independence requires that, prior to engaging the independent auditor in any non-audit related activity, our management report to the audit committee the nature of the proposed activity, including the reasons why (1) it is necessary or beneficial for us to use the independent registered public accounting firm to engage in such activity, and (2) the steps being taken to ensure that the engagement of the independent registered public accounting firm in such activity will not, among other things, violate applicable laws or regulations of the United States and applicable states, or the Nasdaq listing standards, in which our company’s securities are quoted. In order for our company to engage the independent registered public accounting firm in the proposed activity, we must obtain prior audit committee approval.

Compensation Committee Report on Executive Compensation

General

          The compensation committee of our board of directors determines the base salaries and cash and other incentive compensation, if any, to be paid to our company’s executive and non-executive officers and key employees, and administers our employee compensation plans. Our compensation committee is composed of three non-employee directors: George P. Ward, James L. Katz and James H. Thrall, M.D., who have been determined by our board of directors to be independent under the Nasdaq listing standards and who are “non-employee” directors under the rules of the SEC and “outside directors” under section 162(m)(4)(C)(i) of the Internal Revenue Code and the Treasury Regulation promulgated thereunder.

Compensation Philosophy

          The committee’s primary philosophy regarding compensation of executive and non-executive officers is to offer a program that rewards each member of senior management commensurately with E-Z-EM’s overall growth and financial performance, including each person’s individual performance during the previous fiscal year. The three primary components of our compensation program are base salary, annual performance bonus, and stock option or other equity compensation awards. The committee believes that this three-part approach enables our company to remain competitive with its industry peers while ensuring that senior management is appropriately motivated to deliver positive short-term results while creating sustainable long-term stockholder value.

          The key elements of the compensation committee’s executive compensation philosophy include:

•	setting levels of compensation designed to attract and hold superior executives in a highly competitive business environment;

•	providing incentive compensation that varies directly with E-Z-EM’s financial performance and individual initiative and achievement contributions to such performance;

•	linking compensation to factors that affect E-Z-EM’s annual and long-term performance;

•	evaluating the competitiveness of our compensation programs based upon information drawn from a variety of sources; and

•

establishing salary levels and bonuses intended to be consistent with competitive practice and level of responsibility, with salary increases and bonuses reflecting competitive trends, the overall financial performance of our company, the performance of the individual officer and the contractual arrangements that may be in effect with the individual officer.

          In determining each officer’s overall compensation, the compensation committee has relied, in part, on executive compensation surveys, publicly available information, informal survey information obtained by management, and information known to various members of the board of directors. The committee has also periodically sought the assistance of independent executive compensation consultants, who have provided information and data on the compensation levels and philosophies adopted by other companies in the same market for executive talent. In particular, the independent consultants have compared our company’s total compensation program, which includes base salary, annual bonus pay and stock option awards or other equity compensation awards, with programs offered by other companies of comparable size in the medical and healthcare industries.

Internal Revenue Code Section 162(m) Considerations

          Section 162(m) of the Internal Revenue Code prohibits a publicly held corporation, such as E-Z-EM, from claiming a deduction on its federal income tax return for compensation in excess of $1 million paid for a given fiscal year to the chief executive officer (or person acting in that capacity) and to the four most highly compensated officers of the corporation other than the chief executive officer as of the end of the corporation’s fiscal year. The $1 million compensation deduction limitation does not apply to “performance based compensation within the meaning of section 162(m).” We believe that any compensation received by E-Z-EM’s Named Executive Officers in connection with the exercise of options granted under the 1983 Stock Option Plan and the 2004 Stock and Incentive Award Plan will qualify as “performance based compensation,” except for a certain de minimis option grant awarded in 1996. Stock options issued pursuant to E-Z-EM’s AngioDynamics subsidiary 1997 Stock Option Plan will not qualify as “performance based compensation.” Our company has not established a policy with respect to section 162(m) of the Internal Revenue Code because E-Z-EM has not paid, and does not currently anticipate paying, annual compensation in excess of $1 million to any employee.

Base Salaries

          Base salaries for our executive and non-executive officers are determined initially by evaluating the responsibilities of the position held and the experience of the individual, and by reference to the competitive marketplace for management personnel, including a comparison of base salaries for comparable positions at comparable companies. Salary adjustments are determined consistent with our company’s compensation policy by evaluating the competitive marketplace, including salary data by industry and geographic region, the performance of E-Z-EM, the performance of the officer – particularly with respect to the officer’s ability to manage growth of our company – and any increased responsibilities assumed by the executive.

Annual Incentive Compensation

          The compensation committee administers our Annual Incentive Bonus Plan (“AIP”), under which cash bonuses may be awarded to the CEO and President, other executive officers, and certain other employees. At the beginning of each fiscal year, the goals for our company and each individual are established. For each fiscal year, the level of bonus earned, if any, is dependent upon E-Z-EM’s financial results as compared to its current year’s budget or the prior year’s results, or both, and each individual’s achievement of his or her personal goals. Bonuses are awarded if the specified performance objectives, including corporate, business unit and departmental goals, have been met, as determined by the compensation committee. We awarded bonuses ranging up to 71.2% of base salary to corporate officers under the bonus plan for the 2006 fiscal year.

Stock Option Agreements

          The compensation committee views stock options as an important long-term incentive vehicle for our officers. The use of stock options ensures that the interests of our officers are tied to the interests of our stockholders by making a portion of the officer’s long-term compensation dependent upon the value created for our stockholders. This promotes a continuing focus on our company’s profitability and stockholder value. The compensation committee may grant options under the 2004 Stock and Incentive Award Plan. All options are granted at an exercise price equal to the fair market value of our company’s common stock on the date of grant. In determining long-term incentive awards, the compensation committee considers the amount of stock options previously granted to each officer, the officer’s responsibilities, the officer’s current performance and contribution to our company and industry peer data.

Summary of 2006 Executive Compensation Study for E-Z-EM, Inc.

          In 2006, the compensation committee commissioned a study to assess our company’s top five officers’ compensation relative to peer companies.

          The study compared the total direct compensation (salaries, bonuses and long-tern incentives) (“TDC”) provided to the five Named Executive Officers in E-Z-EM’s proxy statement, with the TDC provided to the named executive officers of 21 other publicly traded companies (“Comparator Companies”).

          The Comparator Companies were selected using the following criteria: manufacturers of medical, dental, nutritional or instrumentation products or providers of related services with revenues between approximately $70 million and $280 million, and gross margins between approximately 40% and 60%. The selection criteria were determined by the compensation committee. Compensation information was extracted from proxy statements and the Comparator Companies’ other SEC filings.

          The study indicated that, in general, the TDC of E-Z-EM’s Named Executive Officers fell between the 25th and 50th percentiles of the Comparator Companies. We regard TDC as the most important barometer of pay competitiveness because it takes into account all of the major components of compensation. The CEO’s TDC stood at the 42nd percentile and the CFO’s was at the 38th percentile. Salaries ranged between the 33rd percentile and the 55th percentile, with the CEO’s at the 33rd percentile and the CFO’s at the 41st percentile. Bonuses ranged between the 53rd and 77th percentiles, with the CEO’s bonus at the 77th percentile and the CFO’s at the 72nd percentile. Total cash compensation (the sum of salary plus bonus) ranged between the 40th and 75th percentiles, with the CEO’s at the 75th percentile and the CFO’s at the 62nd percentile. Long-term incentive grants, on the other hand, only ranged between the 4th percentile and the 37th percentile, with all except Mr. Peacock falling at the 25th percentile or below.

Compensation of the Chief Executive Officer

          The compensation committee has targeted Mr. Lombardo’s total compensation, including compensation derived from awards of stock options, at a level it believes is competitive with the average amount paid by E-Z-EM’s competitors and companies with which we compete for executive talent. On December 1, 2005, Mr. Lombardo’s annual base salary was increased to $360,000. During the 2006 fiscal year, options to purchase 75,000 shares of E-Z-EM common stock were granted to Mr. Lombardo. Under our employment contract with Mr. Lombardo, Mr. Lombardo participates in our AIP program and received a bonus of $249,769 for the 2006 fiscal year.

THE COMPENSATION COMMITTEE,
George P. Ward, Chairman
James L. Katz
James H. Thrall, M.D.

Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters

          The following table sets forth information, as of September 5, 2006, as to the beneficial ownership of our common stock, by:

•	each person known by us to own beneficially more than 5% of our common stock;

•	each of our directors;

•	each of our Named Executive Officers; and

•	all of our directors and executive officers as a group:

          Unless otherwise noted, the address of each person listed below is c/o E-Z-EM, Inc., 1111 Marcus Avenue, Lake Success, New York 11042.

Name and Address of Beneficial Owner	Shares Beneficially Owned (1)	Percent of Class

Linda B. Stern 23 Willets Road Old Westbury, NY 11568	1,945,779 (2)	17.9%

Wellington Management Company 75 State Street Boston, MA 02109	1,008,700 (3)	9.3

Ira Albert 1304 SW 160th Avenue, Suite 209 Ft. Lauderdale, FL 33326	800,042 (4)	7.4

Kopp Investment Advisors, LLC 7701 France Avenue South, Suite 500 Edina, MN 55435	574,240 (5)	5.3

David P. Meyers Director 813 Springdale Road Atlanta, GA 30306	553,728 (6)	5.1

Peter J. Graham Senior Vice President	486,244	4.4

Anthony A. Lombardo President, Chief Executive Officer, Director	425,996	3.8

Paul S. Echenberg Chairman of the Board and Chairman of the Board of E-Z-EM Canada	128,044	1.2

Dennis J. Curtin Senior Vice President	83,200	*

Brad S. Schreck Senior Vice President	66,958	*

James L. Katz Director	56,138	*

Name and Address of Beneficial Owner	Shares Beneficially Owned (1)	Percent of Class

Jeffrey S. Peacock Senior Vice President	52,682	*

Robert J. Beckman Director	56,451	*

George P. Ward Director	51,951	*

John T. Preston Director	38,000	*

James H. Thrall, M.D. Director	37,000	*

All directors and executive officers as a group (13 persons)	2,076,392 (6)	17.5

*Does not exceed 1%.

(1)

Includes shares of our common stock issuable upon exercise of options currently exercisable or exercisable within 60 days from September 5, 2006 as follows: David P. Meyers (39,736), Peter J. Graham (60,817), Anthony A. Lombardo (415,996), Paul S. Echenberg (54,074), Dennis J. Curtin (63,000), Brad S. Schreck (66,958), James L. Katz (44,324), Jeffrey S. Peacock (52,682), Robert J. Beckman (47,951), George P. Ward (47,951), John T. Preston (37,000), James H. Thrall, M.D. (37,000) and all directors and executive officers as a group (1,007,489).

(2)

As executor for the Estate of Howard S. Stern, Linda B. Stern is deemed to share beneficial ownership of the 1,880,974 shares of our common stock, including 28,000 shares of common stock issuable under currently exercisable options, beneficially owned by the Estate of Howard S. Stern. In addition, Linda Stern is the sole beneficial owner of 64,805 shares. The information relating to Linda Stern’s share ownership was obtained from a Schedule 13D/A dated May 23, 2006 and a Form 4 filed on August 25, 2006.

(3)	Wellington Management Company’s share information was obtained from a Schedule 13G dated February 14, 2006.

(4)	Mr. Albert’s share information was obtained from a Schedule 13D dated July 18, 2003.

(5)

Kopp Investment Advisors, LLC’s share information was obtained from a Schedule 13G dated January 20, 2006, filed on behalf of Kopp Investment Advisors, LLC, Kopp Holding Company, LLC, Kopp Holding Company and LeRoy C. Kopp.

(6)

Excludes (i) 48,399 shares held by David P. Meyers’ wife, (ii) 25,773.6 shares held by a trust established for the benefit of his children, and (iii) 52,134 shares in which Mr. Meyers has a remainder interest and his mother has a life estate, as to which Mr. Meyers disclaims beneficial ownership. The information relating to Mr. Meyers’ share ownership was obtained from a Form 4 filed by Mr. Meyers on June 5, 2006 and other information available to the Company.

Common Stock Performance Graph

          On October 22, 2002, which we refer to as the “Recapitalization Date,” we completed a recapitalization merger in which our two previously outstanding classes of publicly traded equity securities – Class A common stock and Class B common stock – were combined into a single class of common stock. As a result of the recapitalization merger, on the Recapitalization Date, each outstanding share of Class A common stock and Class B common stock was converted into one share of the currently outstanding single class of common stock.

          The following graph compares the cumulative total stockholder return on our common stock with returns on the AMEX Market Value (U.S. and Foreign) Index, The Nasdaq Stock Market (U.S.

and Foreign) Index, The Nasdaq Medical Equipment Index and The Standard and Poor’s Healthcare Equipment (Supercap) Index during the five-year period ended June 3, 2006. Since our company’s current single class of common stock did not commence trading until October 22, 2002, the graph below shows the total five-year return for our common stock assuming an initial $100 investment in our previously outstanding Class A common stock on May 31, 2001, assuming each share of Class A common stock held was converted into one share of the current single class of common stock on the Recapitalization Date. Returns reflected in the graph below are therefore based on the performance of the Class A common stock, for the periods prior to the Recapitalization Date and on the performance of the current single class of common stock for the periods from and after the Recapitalization Date. We included our Class A common stock, rather than both our Class A common stock and Class B common stock, in this comparison because our Class A common stock was our sole class of voting stock before the Recapitalization Date and because the cumulative total stockholder returns for both the Class A common stock and the Class B common stock for the period from the start of the measurement period, May 31, 2001, to the Recapitalization Date were similar.

          On April 12, 2005, our common stock began trading on The Nasdaq National Market. Accordingly, we have included comparisons of our cumulative total stockholder returns to The Nasdaq Stock Market (U.S. and Foreign) Index and The Nasdaq Medical Equipment Index.

COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN*
AMONG E-Z-EM, INC., THE NASDAQ COMPOSITE INDEX,
THE NASDAQ MEDICAL EQUIPMENT INDEX
AND THE DOW JONES WILSHIRE MEDICAL SUPPLIES INDEX

0

100

200

300

400

500

600

5/01

5/02

5/03

5/04

5/05

5/06

D

O

L

L

A

R

S

E-Z-EM -NASNM

NASDAQ COMPOSITE

NASDAQ MEDICAL EQUIPMENT

DJ WILSHIRE MEDICAL SUPPLIES

* $100 invested on 5/31/01 in stock or index-including reinvestment of dividends.
Fiscal year ending May 31.

Total Return – Data Summary

	Cumulative Total Return

	5/01	5/02	5/03	5/04	5/05	5/06

E-Z-EM, Inc.	100.00	207.55	158.49	363.39	498.86	522.24
Nasdaq Composite	100.00	83.08	68.27	91.58	91.68	112.44
Nasdaq Medical Equipment	100.00	100.87	99.60	146.22	158.84	169.26
DJ Wilshire Medical Supplies	100.00	106.69	97.35	116.30	138.29	137.91

Certain Relationships and Related Transactions

          We have split dollar life insurance arrangements with Linda B. Stern and Betty K. Meyers, which were entered into on May 27, 1998 and May 25, 1998, respectively. Linda Stern is a principal shareholder of our company and the widow of Howard S. Stern, a co-founder of our company. Betty Meyers is a shareholder of our company and the widow of Phillip H. Meyers, a co-founder of our company. She is also the mother of David P. Meyers, a director and a principal shareholder of our company. The Betty Meyers policy is owned by the Betty Meyers Life Insurance Trust, the beneficiaries of which include David P. Meyers. Annually, through fiscal 2002, we paid approximately $100,000 toward the cost of each life insurance policy. Because of the uncertainty of the treatment of split dollar life insurance policies under the Sarbanes-Oxley Act of 2002, beginning in fiscal year 2003, we stopped making payments toward the cost of such policies and do not anticipate making any payments in the future.

          The aggregate amount of premiums paid by us for each policy is $500,000, the proceeds of which, under collateral assignment agreements, will be first used to repay all payments made by us for that policy. Additionally, beneficiaries of each policy may not borrow against the amount paid by us. Both Linda Stern and Betty Meyers have agreed to repay us for any shortfall between the cash surrender value of their respective policy and the aggregate amount of premiums paid by us. At June 3, 2006, the cash surrender value of such policies aggregated $1,756,000 and the aggregate amount of advances made by us totaled $1,000,000.

Section 16(a) Beneficial Ownership Reporting Compliance

          Section 16(a) of the Securities Exchange Act of 1934 requires our executive officers and directors, and persons who own more than 10% of a registered class of our equity securities, to file reports of initial ownership and changes in ownership with the Securities and Exchange Commission. Based solely on our review of copies of such forms received by us, or on written representations from certain reporting persons that no reports were required for such persons, we believe that, during the fiscal year ended June 3, 2006, all of the filing requirements applicable to our executive officers, directors and 10% shareholders were complied with, except that James L. Katz filed a Form 4 on January 25, 2006 that was four business days late, reporting the sale of stock.

PROPOSAL NO. 2 –
APPROVAL OF AN AMENDMENT TO THE E-Z-EM, INC. 2004 STOCK AND INCENTIVE
AWARD PLAN (THE “PLAN”) TO INCREASE BY 700,000 SHARES THE NUMBER OF
SHARES AVAILABLE FOR ISSUANCE UNDER THE PLAN.

          We are asking our stockholders to approve an amendment of our 2004 Stock and Incentive Award Plan, (the “2004 Plan”) to increase the number of shares of our common stock authorized under the 2004 Plan by 700,000 shares to 1,708,425 shares. Our board of directors approved the amendment to the 2004 Plan on August 22, 2006, subject to stockholder approval at the annual meeting.

          The use of equity compensation has historically been a significant part of our overall compensation philosophy at E-Z-EM, and is a practice that we plan to continue. The 2004 Plan serves as an important part of this practice, and is a critical part of the compensation package that we offer our personnel. We believe that the use of stock options, restricted stock units, performance share awards and other equity-based incentives are critical for us to attract and retain the most qualified personnel and to respond to relevant changes in equity compensation practices. In addition, awards under the 2004 Plan provide our employees an opportunity to acquire or increase their ownership stake in us, and we believe this alignment with our stockholders’ interests creates a strong incentive to work hard for our growth and success.

Proposed Increase in Authorized Shares

          As of September 5, 2006, options covering 976,350 shares of our common stock were out-standing and 24,675 shares were available for future grant under the 2004 Plan. Based on the closing market price of our common stock on September 11, 2006, the additional 700,000 shares proposed to be added to the 2004 Plan would have a market value of approximately $10,325,000.

Summary Description of the 2004 Plan (as amended)

          The following is a summary of the principal provisions of the 2004 Plan, as amended by this proposal. This summary is qualified in its entirety by reference to the full text of the 2004 Plan, which is included as Appendix A to this proxy statement.

          Purposes of the 2004 Plan. The primary purposes of the 2004 Plan are (i) to provide competitive equity incentives to enable us to attract, retain, motivate and reward persons who render services to us and (ii) to align the interests of our employees and such other persons with the interests of our stockholders by providing participants with the opportunity to share in any appreciation in the value of our stock that their efforts help bring about.

          Shares Authorized for Issuance. As amended, up to 1,708,425 shares of our common stock may be issued under our 2004 Plan. Shares that are subject to issuance upon exercise of an option but cease to be subject to such option for any reason (other than exercise of such option), and shares that are subject to an award that is granted but is subsequently forfeited or reacquired by us, or that are subject to an award that terminates without shares being issued, will again be available for grant and issuance under the 2004 Plan, as will be any shares that we may withhold in satisfaction of withholding taxes or permit to be used to pay the exercise price of an option. No more than 800,000 shares can be issued (including shares issued, reacquired by us pursuant to the terms of awards, and then reissued) as “incentive stock options,” or ISOs (by which we mean stock options that meet certain requirements of the Internal Revenue Code).

          Administration. The compensation committee of our board of directors administers the 2004 Plan, except when the board decides to directly administer the 2004 Plan (either being the “committee”).

The committee determines the persons who are to receive awards, the number of shares subject to each such award and the other terms and conditions of such awards. The committee also has the authority to interpret the provisions of the 2004 Plan and of any awards granted thereunder and to modify awards granted under the 2004 Plan. The committee may not, however, reprice options issued under the 2004 Plan without prior approval of our stockholders.

          Eligibility. Our 2004 Plan provides for the grant of ISOs, within the meaning of section 422 of the Internal Revenue Code of 1986, as amended, (the “Code”) to our employees, and for the grant of nonstatutory stock options, restricted stock, restricted stock units, stock appreciation rights, performance units and other incentive awards to our employees, directors and other service providers.

          No participant in our 2004 Plan may receive options to purchase, or stock appreciation rights with respect to, more than 200,000 shares in any year. The maximum number of shares for which restricted stock, performance shares and any other stock-value-based award not based solely on the appreciation of our common stock after the award may be granted to a plan participant in any year is 100,000 shares. Dollar-denominated awards under the 2004 Plan may not exceed $400,000 for a participant in any year.

          Options. The committee will determine the exercise price of options granted under our 2004 Plan, but for all ISOs the exercise price must at least be equal to the fair market value of our common stock on the date of grant. The term of an ISO may not exceed ten years. For any participant who owns 10% of the voting power of all classes of our outstanding stock, the exercise price must equal at least 110% of the fair market value on the grant date and the term must not exceed five years. The committee will determine the term of all options, including the vesting period and exercise period in the event of termination of service of an employee, director or other service provider. All options will be subject to any other terms and conditions included in the option agreement.

          Stock Appreciation Rights. Stock appreciation rights (“SARs”) may be granted under our 2004 Plan. SARs allow the recipient to receive the appreciation in the fair market value of our common stock between the date of grant and the exercise date of the SARs or, if the SARs are linked and alternative to an option, the date of grant of the option. The committee will determine the terms of SARs, including when such rights become exercisable and whether to pay the increased appreciation in cash or with shares of our common stock, or a combination thereof.

          Restricted Stock and Restricted Stock Units. Restricted stock may be granted under our 2004 Plan. Restricted stock awards are grants of shares of our common stock that vest in accordance with terms and conditions established by the committee. The committee will determine the number of shares of restricted stock granted to any employee, director or other service provider. The committee may impose whatever conditions to vesting it determines to be appropriate. For example, the committee may set restrictions based on the achievement of specific performance goals. Shares of restricted stock that do not vest are subject to our right of repurchase or forfeiture. The committee may also make restricted stock unit awards, which are shares of our common stock that are issued only after the recipient satisfies any service or performance objectives or contingencies determined by the committee.

          Performance Units and Performance Shares. Performance units and performance shares may be granted under our 2004 Plan. Performance share awards are rights to receive a specified number of shares of our common stock and/or an amount of money equal to the fair market value of a specified number of shares of our common stock, at a future time or times if a specified performance goal is attained and any other terms and conditions specified by the committee are satisfied. Performance unit awards are rights to receive a specified amount of money (other than an amount of money equal to the fair market value of a specified number of shares of common stock) at a future time or times if a specified performance goal is attained and any other terms and conditions specified by the committee are satisfied. The committee will establish organizational or individual performance goals in its discretion, which, depending on the extent to which they are met, will determine the number and/or the value of performance units and performance shares to be paid out to participants.

          Incentive Awards. Our 2004 Plan authorizes the committee to grant incentive awards, which are rights to receive money or shares on such terms and subject to such conditions as the committee may prescribe. Restricted stock, performance shares and performance units are particular forms of incentive awards but are not the only forms in which they may be made. Incentive awards may also take, for example, the form of cash or stock bonuses.

          Change in Control. Our 2004 Plan authorizes the committee to grant options and SARs that become exercisable, and any award under the Plan that becomes non-forfeitable, fully earned and payable, if we have a “change in control,” and to provide for money to be paid in settlement of any award under the 2004 Plan in such event. Additionally, if we have a change of control, the committee may authorize the exercise of outstanding nonvested appreciation rights, make any award outstanding under the 2004 Plan non-forfeitable, fully earned and payable, or require the automatic exercise for cash of all outstanding stock appreciation rights.

          In general, under the 2004 Plan, a “change in control” will be deemed to occur if any person or group of persons acting in concert becomes the beneficial owner of more than 50% of the outstanding voting power of all of our capital stock; a majority of our board before a tender or exchange offer for our common stock ceases to constitute a majority as a result of such transactions(s); or our stockholders approve a merger, reorganization, sale of assets or plan of complete liquidation following which our stockholders before the transaction or Related Parties (as defined in the 2004 Plan) will not own at least 50% of our voting power or assets.

          Transfer of Awards. Our 2004 Plan does not allow for the transfer of awards, except for transfers by will or the laws of descent and distribution or to such other persons designated by a participant to receive the award upon the participant’s death, or except as may otherwise be authorized by the committee for any award other than an ISO.

          Amendment of Plan. Subject to any applicable stockholder approval requirements of Delaware or federal law, any rules or listing standards that apply to our company, or the Code, the 2004 Plan may be amended by the board of directors at any time and in any respect, including without limitation to permit or facilitate qualification of options previously granted or to be granted in the future (1) as incentive stock options under the Internal Revenue Code, or (2) for such other special tax treatment as may be enacted on or after the date on which the 2004 Plan is approved by the board. Without stockholder approval however, no such amendment may increase the aggregate number of shares which may be issued under the 2004 Plan, or may permit the exercise price of outstanding options or SARs to be reduced, subject to limited exceptions. No amendment of the 2004 Plan may adversely affect any award granted prior to the date of such amendment or termination without the written consent of the holder of such award.

Summary of Federal Income Tax Consequences under the 2004 Plan

          The following is a general summary as of the date of this proxy statement of the material U.S. federal income tax consequences to E-Z-EM and participants in the 2004 Plan with respect to awards granted under the 2004 Plan. This summary is based upon the Code, Treasury Regulations, administrative pronouncements and judicial decisions, in each case as in effect on the date hereof, all of which are subject to change (possibly with retroactive effect). The specific tax consequences for any participant will depend upon his or her individual circumstances. This summary does not address state, local or foreign tax consequences to E-Z-EM or participants in the 2004 Plan.

Tax Treatment of the Participants

          Options.

                    ISOs. Subject to the discussion of the alternative minimum tax (“AMT”)below, a participant will recognize no income upon grant of an ISO and will incur no tax upon exercise of an ISO, provided that the participant is an employee when the ISO is granted and did not cease being an employee for more than three months prior to exercise of the ISO. If a participant holds the shares purchased upon exercise of the ISO (the “ISO Shares”)for more than one year after the date the ISO was exercised and for more than two years after the ISO’s grant date (the “required holding period”), then the participant generally will realize long-term capital gain or loss (rather than ordinary income or loss) upon disposition of the ISO Shares in an amount equal to the difference between the amount realized upon such disposition and the exercise price of the ISOs.

          If a participant disposes of ISO Shares prior to the expiration of the required holding period (a “disqualifying disposition”), then gain realized upon such disposition, to the extent of the difference between the ISO exercise price and the fair market value of the ISO Shares on the date of exercise, will be treated as ordinary income. Any additional gain will be capital gain, and treated as long-term capital gain if the ISO Shares were held by the participant for more than one year.

          The difference between the exercise price and fair market value of the ISO Shares on the date of exercise is an adjustment to income for purposes of the alternative minimum tax (“AMT”). The AMT (imposed to the extent it exceeds the taxpayer’s regular tax) is currently 26% of an individual taxpayer’s alternative minimum taxable income (28% percent in the case of alternative minimum taxable income in excess of $175,000). Alternative minimum taxable income is determined by adjusting regular taxable income for certain items, increasing that income by certain tax preference items and reducing this amount by the applicable exemption amount. If a disqualifying disposition of the ISO Shares occurs in the same calendar year as exercise of the ISO, there is no AMT adjustment with respect to those ISO Shares. Also, upon a sale of ISO Shares that is not a disqualifying disposition, alternative minimum taxable income is reduced in the year of sale by the excess of the fair market value of the ISO Shares at exercise over the amount paid for the ISO Shares.

                    Nonqualified Stock Options. A participant will not recognize any taxable income at the time a nonqualified stock option, or NQSO, is granted. However, upon exercise of a NQSO, a participant must include in income as compensation an amount equal to the difference between the fair market value of the shares on the date of exercise and the NQSO’s exercise price. The included amount must be treated as ordinary income by the participant and will be subject to income tax withholding by us if the participant is an employee. Upon disposition of the shares by a participant, the participant will recognize capital gain or loss in an amount equal to the difference between the amount received on disposition and the fair market value of the shares on the date of exercise. This gain will be long-term capital gain if the participant has held the shares for more than one year.

          Stock Appreciation Rights. A grant of a stock appreciation right has no federal income tax consequences at the time of grant. Upon the exercise of stock appreciation rights, the value of the shares or other consideration received is generally taxable to the recipient as ordinary income, which will be subject to income tax withholding by us if the participant is an employee.

          Restricted Stock and Restricted Stock Units. A participant receiving restricted shares for services recognizes taxable income when the shares become vested, generally when they are transferable or no longer subject to a substantial risk of forfeiture. Upon vesting, the participant will include in ordinary income an amount, which will be subject to income tax withholding by us if the participant is an employee, equal to the difference between the fair market value of the shares at the time they become substantially vested and any amount paid for the shares. Upon disposition of the shares by a participant, the participant will recognize capital gain or loss in an amount equal to the difference between the amount received on disposition and the fair market value of the shares on the date of exercise. This gain will be long-term capital gain if the participant has held the shares for more than one year.

          A participant can file an election with the IRS, (an “83(b) Election”) not later than 30 days after the date of the transfer of the restricted shares, to include in income as compensation (treated as ordinary income), in the year of the transfer of such restricted shares, an amount equal to the difference between the fair market value of such shares on the date of transfer and any amount paid for such shares. The included amount must be treated as ordinary income by the participant and may be subject to income tax withholding by us. Income is not again required to be included upon the lapse of the restrictions. Upon disposition of the shares by a participant, the participant will recognize capital gain or loss in an amount equal to the difference between the amount received on disposition and the fair market value of the shares on the date of grant. This gain will be long-term capital gain if the 83(b) Election was made more than one year prior to the disposition.

          A participant receiving a restricted stock unit, will recognize ordinary income in an amount equal to the money or the fair market value of the shares received at the time of their receipt. If the participant does not receive all of the shares covered by the restricted stock unit on the date of grant, the participant may be eligible to make an 83(b) Election as described above.

          Performance Units and Performance Shares. Performance Units and Performance Shares will be treated in the same manner as Restricted Stock and Restricted Stock Units described above.

          Code Section 409A. Section 409A of the Code, added to the Code on October 24, 2004, imposes significant new restrictions on a range of nonqualified deferred compensation plans, along with a penalty on a participant receiving compensation under a plan that does not meet the requirements of 409A. Pursuant to a transition rule issued by the Internal Revenue Service, deferred compensation plans must currently be operated in compliance with the rules of section 409A but are not required to be amended to comply with section 409A until December 31, 2006.

          The definition of a nonqualified deferred compensation plan is broad and would include the 2004 Plan. Certain compensation under the 2004 Plan, however, would not be subject to section 409A, such as

•	Options where the exercise price is at least equal to fair market value on the date of grant; and

•	Transfers of property subject to Code section 83 (other than option grants) (e.g., where income is taxed at time of vesting or where the participant makes an 83(b) Election).

          Amounts deferred under a nonqualified deferred compensation plan that do not comply with section 409A are includable in a participant’s gross income and taxable immediately to the extent that such amounts are not subject to a substantial risk of forfeiture (e.g., the participant is vested in the deferred amounts.) Amounts deferred under a nonqualified deferred compensation plan before January 1, 2005 are generally not subject to the requirements of section 409A. However, amounts deferred under a nonqualified deferred compensation plan that is materially modified after October 3, 2004 and amounts deferred but not vested prior to January 1, 2005, are subject to section 409A. An increase in the number of shares authorized under the 2004 Plan should not constitute a material modification.

          E-Z-EM is currently operating the 2004 Plan in good faith compliance with section 409A and will amend the 2004 Plan within the time permitted by the IRS to conform to the provisions of section 409A with respect to amounts subject to section 409A. Thus, E-Z-EM does not expect that any participant will be subject to the income inclusions and penalties of section 409A.

          Maximum Tax Rates for Non-corporate Taxpayers. The maximum federal tax rate for noncorporate taxpayers applicable to ordinary income is 35%. Long-term capital gain for noncorporate taxpayers on capital assets (which include stock) held for more than one year will be taxed at a maximum rate of 15%. Capital gains may be offset by capital losses, and up to $3,000 of capital losses may be offset annually against ordinary income.

Tax Treatment of E-Z-EM

          Subject to any withholding requirement, the standard of reasonableness, and (if applicable) Code section 162(m), we generally will be entitled to a deduction to the extent any participant recognizes ordinary income from an award granted under the 2004 Plan.

ERISA Information

          The 2004 Plan is not subject to any of the provisions of the Employee Retirement Income Security Act of 1974, as amended.

New Plan Benefits

          Other than future annual option grants to purchase 4,000 shares (7,000 shares for the Chairman of the Board) to our non-employee directors, which are generally made in the fourth quarter of each fiscal year, all future awards to our executive officers, employees and other participants under the 2004 Plan will be made at the discretion of the committee. Therefore, the future benefits and amounts that will be received or allocated under the 2004 Plan are not determinable at this time and we have not included a table reflecting such benefits or awards. By way of background, please see “Executive Compensation” in this proxy statement for information regarding equity awards to our Named Executive Officers in fiscal 2006.

Recommendation of the Board of Directors

          The board of directors recommends a vote FOR approval of the amendment to increase the number of shares available for issuance under the 2004 plan.

EQUITY COMPENSATION PLAN INFORMATION

          The following table sets forth information, as of June 3, 2006, with respect to compensation plans under which our equity securities are authorized for issuance.

	(a)	(b)	(c)

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted- average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))

Equity compensation plans approved by security holders	1,358,043	$12.23	129,070 (1)

Equity compensation plans not approved by security holders	None	None	None

Total	1,358,043	$12.23	129,070

(1)	Consists of 24,675 shares reserved for issuance under our 2004 Stock and Incentive Award Plan and 104,395 shares reserved for issuance under our 1985 Employee Stock Purchase Plan.

PROPOSAL NO. 3 –
RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM

General

          Our board of directors, acting on the recommendation of the audit committee of the board, has appointed Grant Thornton LLP, who were our independent registered public accounting firm for the 2006 fiscal year, as our independent registered public accounting firm for the fiscal year ending June 2, 2007. Although the selection of the independent registered public accounting firm does not require ratification, the board of directors has directed that the appointment of Grant Thornton LLP be submitted to the stockholders for ratification due to the significance of their appointment to our company. If our stockholders fail to ratify the selection, it will be considered as a direction to the board of directors and the audit committee to consider the selection of a different firm. Even if the selection is ratified, the audit committee in its discretion may select a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of our company and stockholders.

          The proposal to ratify the board’s appointment of Grant Thornton LLP as our independent registered public accounting firm for the fiscal year ending June 2, 2007, must be approved by the affirmative vote of a majority of the votes cast at the annual meeting.

          A representative of Grant Thornton LLP is expected to be present at the annual meeting to respond to appropriate questions. The representative will have the opportunity to make a statement if he or she desires.

Recommendation of the Board of Directors

          The board of directors recommends a vote FOR the ratification of the appointment of Grant Thornton LLP as our company’s independent registered public accounting firm for the fiscal year ending June 2, 2007.

ANNUAL REPORT

          All stockholders of record as of the record date have been sent, or are concurrently herewith being sent, a copy of our Annual Report on Form 10-K for our fiscal year ended June 3, 2006.

          Any stockholder of E-Z-EM may obtain without charge additional copies of E-Z-EM’s Annual Report on Form 10-K for the 2006 fiscal year (without exhibits), as filed with the Securities and Exchange Commission, by writing to:

Stockholder Information
E-Z-EM, Inc.
1111 Marcus Avenue
Lake Success, New York 11042

STOCKHOLDER PROPOSALS AND DIRECTOR NOMINATIONS

          In order to be considered for inclusion in the proxy materials to be distributed in connection with the next annual meeting of stockholders of E-Z-EM, stockholder proposals for such meeting must be submitted to us no later than May 25, 2007 and must otherwise comply with Rule 14a-8 under the Securities Exchange Act of 1934. While our board of directors will consider stockholder proposals, we reserve the right to omit from our proxy statement stockholder proposals that we are not required to include under the Exchange Act, including under Rule 14a-8.

          In addition, our By-laws contain an advance notice provision with respect to matters to be brought before an annual meeting of stockholders, including nominations for directors, and not included in the company’s proxy statement. If you would like to nominate a director or bring any other business before the stockholders at the 2007 Annual Meeting, you must comply with the procedures contained in the By-laws and you must notify us in writing and such notice must be delivered to or received by our Secretary not less than 90 days and not more than 120 days prior to October 18, 2007.

          You may write to our Secretary at our principal executive office, 1111 Marcus Avenue, Suite LL-26, Lake Success, New York 11042, to deliver the notices discussed above and to request a copy of the relevant By-law provisions regarding the requirements for making stockholder proposals and nominations of directors.

OTHER MATTERS

          As of the date of this proxy statement, we do not know of any matters other than those set forth in this proxy statement that will be presented for consideration at the meeting. If any other matter or matters are properly brought before the meeting or any adjournment of the meeting, the persons named in the accompanying proxy will have discretionary authority to vote, or otherwise act, with respect to such matters in accordance with their judgment.

APPENDIX A

E-Z-EM, INC.

2004 STOCK AND INCENTIVE AWARD PLAN

As Amended by the Board of Directors on August 22, 2006

1.          Purposes. The primary purposes of this Plan are (a) to provide competitive equity incentives that will enable the Company to attract, retain, motivate and reward persons who render services that benefit the Company or other enterprises in which the Company has a significant interest, and (b) to align the interests of such persons with the interests of the Company’s shareholders generally.

2.       Definitions. Unless otherwise required by the context, the following terms, when used in this Plan, shall have the meanings set forth in this Section 2.

          (a)     “Affiliate” means an affiliate as defined in Rule 12b-2 promulgated under Section 12 of the Exchange Act.

          (b)     “Allied Enterprise” means a business enterprise, other than the Company or a Subsidiary, in which the Committee determines the Company has a significant interest, contingent or otherwise.

          (c)     “Appreciation-Only Award” means (i) Options and Stock Appreciation Rights the exercise price of which is equal to at least 100% of Fair Market Value on the date on which the Options or Stock Appreciation Rights are granted, and (ii) Linked Stock Appreciation Rights that are granted as an alternative to the related Option after the date of grant of such Option, the exercise price of which Stock Appreciation Rights is equal to at least 100% of Fair Market Value on the date on which such Option was granted.

          (d)     “Award” means an award granted under this Plan in one of the forms provided for in Section 3(a).

          (e)     “Beneficiary” means a person or entity (including but not limited to a trust or estate), designated in writing by a Service Provider or other rightful holder of an Award, on such forms and in accordance with such terms and conditions as the Committee may prescribe, to whom such Service Provider’s or other rightful holder’s rights under the Plan shall pass in the event of the death of such Service Provider or other rightful holder. In the event that the person or entity so designated is not living or in existence at the time of the death of the Service Provider or other rightful holder of the Award, or in the event that no such person or entity has been so designated, the “Beneficiary” shall mean the legal representative of the estate of the Service Provider or other rightful holder, or the person or entity to whom the Service Provider’s or other rightful holder’s rights with respect to the Award pass by will or the laws of descent and distribution.

          (f)     “Board” or “Board of Directors” means the Board of Directors of the Company, as constituted from time to time.

          (g)     “Change in Control” means that any of the following events has occurred:

                    (i)     The acquisition, directly or indirectly, by any Person (including Affiliates of such Person), other than the Company or a Related Party as defined in clause (ii) below of this Section 2(g), of beneficial ownership, as that term is defined in Rule 13d-3 under the Exchange Act, of capital stock of the Company entitled to exercise fifty (50%) percent or more of the outstanding voting power of all capital stock of the Company. For this purpose, “Person” shall have the meaning given in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d)(3) and 14(d)(2) thereof; or

                    (ii)     There is consummated a merger, consolidation, recapitalization or reorganization of the Company or a Subsidiary, reverse split of any class of voting securities of the Company entitled to vote generally in the election of directors (“Voting Securities”), or an acquisition of securities or assets by the Company or a Subsidiary, other than (A) any such transaction in which the holders of outstanding Voting Securities immediately prior to the transaction receive, with respect to such Voting Securities (or, in the case of a transaction in which the Company is the surviving corporation or a transaction involving a Subsidiary, retain), voting securities of the surviving or transferee entity representing more than fifty percent (50%) of the total voting power outstanding immediately after such transaction, or (B) any such transaction which would result in a Related Party beneficially owning more than 50 percent of the voting securities of the surviving entity outstanding immediately after such transaction. For this purpose, the term “Related Party” shall mean (I) a Subsidiary, (II) an employee or group of employees of the Company or any Subsidiary, (III) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any Subsidiary, or (IV) a corporation or other form of business entity owned directly or indirectly by the stockholders of the Company in substantially the same proportion as their ownership of Voting Securities; or

                    (iii)     The stockholders of the Company approve a plan of complete liquidation or dissolution of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company’s assets, other than any such transaction which would result in a Related Party owning or acquiring more than 50 percent of the assets owned by the Company immediately prior to the transaction; or

                    (iv)     The persons who were members of the Board of Directors immediately before a tender or exchange offer for shares of Common Stock by any person other than the Company or a Related Party, or before a merger or consolidation of the Company or a Subsidiary, or before an actual or threatened contested election of the Board of Directors, or before any combination of such transactions, cease to constitute a majority of the Board of Directors as a result of such transaction or transactions; or

                    (v)     Any other event that the Committee determines (whether at the time an Award is granted or at any time thereafter) should be treated as a change in control for purposes of the Plan.

          (h)     “Code” means the Internal Revenue Code of 1986, as amended and in effect from time to time. References to a particular section of the Code shall include references to any related Treasury Regulations and to successor provisions of the Code.

          (i)     “Committee” means the committee appointed by the Board of Directors to administer the Plan pursuant to the provisions of Section 12(a) below.

          (j)     “Common Stock” means common stock of the Company, par value $.10 per share.

          (k)     “Company” means E-Z-EM, Inc., a Delaware corporation, and, except for purposes of determining under Section 2(g) hereof whether or not a Change in Control has occurred, shall include its successors.

          (l)     “Dollar-Denominated Awards” means Performance Unit Awards and any other Incentive Award the amount of which is based on a specified amount of money (other than an amount of money determined by reference to the Fair Market Value of a specified number of shares of Common Stock). Options and Stock Appreciation Rights are not Dollar-Denominated Awards.

          (m)     “Effective Date” means the date (if any) on which the shareholders of the Company approve the Plan either (i) at a duly held stockholders’ meeting, or (ii) by the written consent of the holders of a majority of the securities of the Company entitled to vote, in accordance with any applicable provisions of the Delaware General Corporation Law.

          (n)     “Employee” means any person who is employed by the Company or a Subsidiary on a full-time or part-time basis, including an officer or director if he is so employed.

          (o)     “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time.

          (p)     “Fair Market Value” on a particular date means as follows:

          (i)          The mean between the high and low sale prices of a share of Common Stock on such date, as reported by the Wall Street Journal or such other source as the Committee may consider acceptable or, if on such date the Common Stock is publicly traded but sale prices are not quoted by a source acceptable to the Committee, the mean of the closing bid and asked prices of a share of Common Stock on such date as furnished by a professional market maker making a market in the Common Stock; or

(ii) If in (i) above, there were no sales on such date reported as provided above, the respective prices on the most recent prior day on which a sale was so reported.

In the case of an Incentive Stock Option, if the foregoing method of determining fair market value should be inconsistent with Section 422 of the Code, “Fair Market Value” shall be determined by the Committee in a manner consistent with Section 422 of the Code and shall mean the value as so determined.

          (q)     “General Counsel” means the General Counsel of the Company serving from time to time.

          (r)     “Incentive Award” means an amount of money that is paid or a number of shares of Common Stock that are issued, or a right to be paid an amount of money or to be issued a number of shares of Common Stock that is granted, subject to and in accordance with Section 5 and the other applicable provisions of the Plan. The term “Incentive Award” does not include Options or Stock Appreciation Rights.

          (s)     “Incentive Stock Option” means an option, including an Option as the context may require, intended to meet the requirements of Section 422 of the Code.

          (t)     “Linked Stock Appreciation Rights” means Stock Appreciation Rights that are linked to all or any part of an Option, subject to and in accordance with Section 8(a), 8(b) and the other applicable provisions of the Plan.

          (u)     “Non-Statutory Stock Option” means an option, including an Option as the context may require, which is not intended to be an Incentive Stock Option.

          (v)     “Option” means an option granted under this Plan to purchase shares of Common Stock. Options may be Incentive Stock Options or Non-Statutory Stock Options.

          (w)     “1983 Plan” means the E-Z-EM, Inc. 1983 Stock Option Plan as amended and in effect from time to time.

          (x)     “1984 Plan” means the E-Z-EM, Inc. 1984 Directors and Consultants Stock Option Plan as amended and in effect from time to time.

          (y)     “Performance-Based Compensation” means compensation that satisfies the requirements applicable to “performance-based compensation” under Code Section 162(m)(4)(C).

          (z)     “Performance Share Award” means a right granted subject to and in accordance with Section 5 and the other applicable provisions of the Plan (including, without limitation, Section 5.II., 5.II.(d), and 6(e)) to receive a specified number of shares of Common Stock, and/or an amount of money determined by reference to the Fair Market Value of a specified number of shares of Common Stock, at a future time or times if a specified performance goal is attained and any other terms or conditions set forth or incorporated by reference in the written instrument documenting the Performance Share Award are satisfied.

          (aa)     “Performance Unit Award” means a right granted subject to and in accordance with Section 5 and the other applicable provisions of the Plan (including, without limitation, Section 5.II., 5.II.(d), and 6(e)) to receive a specified amount of money (other than an amount of money determined by reference to the Fair Market Value of a specified number of shares of Common Stock), or shares of Common Stock having a Fair Market Value equal to such specified amount of money, at a future time or times if a specified performance goal is attained and any other terms or conditions set forth or incorporated by reference in the written instrument documenting the Performance Unit Award are satisfied.

          (bb)     “Plan” means the E-Z-EM, Inc. Stock and Incentive Award Plan set forth in these pages, as amended from time to time.

          (cc)     “Restricted Stock Award” means shares of Common Stock which are issued to a Service Provider in accordance with Section 5.I. and the other applicable provisions of the Plan subject to restrictions and/or forfeiture provisions specified by the Committee that will cease to apply at a future time or times if continued employment conditions and/or other terms and conditions set forth or incorporated by reference in the written instrument documenting the Restricted Stock Award are satisfied.

          (dd)     “Restricted Stock Unit Award” means shares of Common Stock that will be issued to a Service Provider at a future time or times subject to and in accordance with Section 5.I. below and the other applicable provisions of the Plan if continued employment conditions and/or other terms and conditions set forth or incorporated by reference in the written instrument documenting the Restricted Stock Unit Award are satisfied.

          (ee)     “SEC Rule 16b-3” means Rule 16b-3 of the Securities and Exchange Commission promulgated under the Exchange Act, as such rule or any successor rule may be in effect from time to time.

          (ff)     “Service Provider” means a person who renders, has rendered or who the Committee expects to render services that benefit or will benefit the Company or a Subsidiary or an Allied Enterprise, in the capacity of employee, director, independent contractor, agent, advisor, consultant, representative or otherwise, and includes but is not limited to (i) Employees, (ii) personal service corporations, limited liability companies and similar entities through which any such person renders, has rendered or is expected to render such services, and (iii) members of the Board who are not Employees.

          (gg)     “Stock Appreciation Right” means a right granted subject to and in accordance with Section 8 and the other applicable provisions of the Plan.

          (hh)     “Subsidiary” means a corporation or other form of business association of which shares (or other ownership interests) having more than 50% of the voting power are owned or controlled, directly or indirectly, by the Company; provided, however, that in the case of an Incentive Stock Option, the term “Subsidiary” shall mean a Subsidiary (as defined by the preceding clause) which is also a “subsidiary corporation” as defined in Section 424(f) of the Code.

3.       Grants of Awards

          (a)     Subject to the provisions of the Plan, the Committee may at any time, and from time to time, grant the following types of awards to any Service Provider:

(i) Incentive Awards, which may but need not be in the form of Performance Share Awards, Performance Unit Awards, Restricted Stock Awards, or Restricted Stock Unit Awards;

(ii) Options; and

(iii) Stock Appreciation Rights.

Any provision above of this Section 3(a) to the contrary notwithstanding, the Committee may grant Incentive Stock Options only to Service Providers who are Employees.

          (b)     After an Award has been granted,

(i) the Committee may waive any term or condition thereof that could have been excluded from such Award when it was granted, and

          (ii)          with the written consent of the affected participant, may amend any Award after it has been granted to include (or exclude) any provision which could have been included in (or excluded from) such Award when it was granted, and no additional consideration need be received by the Company in exchange for such waiver or amendment.

          (c)     The Committee may (but need not) grant any Award linked to another Award, including, without limitation, Options linked to Stock Appreciation Rights. Linked Awards may be granted as either alternatives or supplements to one another. The terms and conditions of any such linked Awards shall be determined by the Committee, subject to the provisions of the Plan.

          (d)     No Service Provider shall acquire any rights in or to or with respect to any Award unless and until a written instrument signed by an officer of the Company and setting forth or incorporating by reference the terms and conditions of such Award is delivered to the Service Provider and is returned to the designated Company representative subscribed by the Service Provider within the time, if any, prescribed therefor by the Committee or its delegate. Any such instrument shall be consistent with this Plan and incorporate it by reference. Subscribing such instrument and returning it to the designated Company representative as aforesaid shall constitute the Service Provider’s irrevocable agreement to and acceptance of the terms and conditions of the Award set forth or incorporated by reference in such instrument and the terms and conditions of the Plan applicable to such Award.

          (e)     The Committee may grant Awards that qualify as Performance-Based Compensation, as well as Awards that do not qualify as Performance-Based Compensation. Any provision of the Plan to the contrary notwithstanding, the Plan shall be interpreted, administered and construed to permit the Committee to grant Awards that qualify as Performance-Based Compensation as well as Awards that do not so qualify, and any provision of the Plan that cannot be so interpreted, administered or construed shall to that extent be disregarded.

          (f)        The Plan is intended to enable the Committee to grant Options that qualify for the tax treatment applicable to incentive stock options under Section 422 of the Code, as well as Options and other Awards that do not qualify for such tax treatment. Any provision of the Plan to the contrary notwithstanding, the Plan shall be interpreted, administered and construed to enable the Committee to grant Options that qualify for the tax treatment applicable to incentive stock options under Section 422 of the Code as well as Options and other Awards that do not qualify for such tax treatment, and any provision of the Plan that cannot be so interpreted, administered or construed shall to that extent be disregarded.

4.        Stock Subject to this Plan; Award Limits

           (a)       Subject to the provisions below of Sections 4(c) and 4(d) and Section 10,

          (i)          the maximum aggregate number of shares of Common Stock which may be issued pursuant to Awards is 1,050,000 shares of Common Stock, plus (A) the number of shares of Common Stock, if any, that remain available immediately prior to the Effective Date for grants of options under the 1983 Plan,plus (B) the number of shares of Common Stock, if any, that remain available immediately prior to the Effective Date for grants of options under the 1984 Plan, plus (C) the number of shares of Common Stock, if any, that, if (notwithstanding Section 11 below) options could be granted under the 1983 Plan or the 1984 Plan on or after the Effective Date, would become available on or after the Effective Date for grants of options under either the 1983 Plan or the 1984 Plan as a result of options granted before the Effective Date terminating on or after the Effective Date without having been exercised in whole or in part. Not more than 800,000 of such maximum aggregate number of shares may be issued pursuant to Options that are Incentive Stock Options; and

          (ii)          the maximum number of shares of Common Stock with respect to which Options or Stock Appreciation Rights may be granted during any calendar year to any Employee or other Service Provider is 200,000 shares of Common Stock; and

          (iii)          the maximum number of shares of Common Stock with respect to which any and all Awards other than Appreciation-Only Awards and Dollar-Denominated Awards may be granted in any one calendar year to any Employee or other Service Provider is 100,000 shares of Common Stock; and

          (iv)          no Employee or other Service Provider may receive more than $400,000 (or the equivalent thereof in shares of Common Stock, based on Fair Market Value on the date as of which the number of shares is determined) in payment of Dollar-Denominated Awards that are granted to such Employee or other Service Provider in any one calendar year.

If, after any Award is earned or exercised, the issuance or transfer of shares of Common Stock or payment of money is deferred, any amounts equivalent to dividends or other earnings during the deferral period (including shares which may be distributed in payment of any such amounts) shall be disregarded in applying the per Employee or other Service Provider limitations set forth above in clauses (ii), (iii) and (iv) of this Section 4(a). If, in connection with an acquisition of another company or all or part of the assets of another company by the Company or a Subsidiary, or in connection with a merger or other combination of another company with the Company or a Subsidiary, the Company either (A) assumes stock options or other stock incentive obligations of such other company, or (B) grants stock options or other stock incentives in substitution for stock options or other stock incentive obligations of such other company, then none of the shares of Common Stock that are issuable or transferable pursuant to such stock options or other stock incentives that are assumed or granted in substitution by the Company shall be charged against the limitations set forth in this Section 4(a) above.

          (b)          Shares which may be issued pursuant to Awards may be authorized but unissued shares of Common Stock, or shares of Common Stock held in the treasury, whether acquired by the Company specifically for use under this Plan or otherwise, as the Committee may from time to time determine, provided, however, that any shares acquired or held by the Company for the purposes of this Plan shall, unless and until issued to a Service Provider or other rightful holder of an Award in accordance with the terms and conditions of such Award, be and at all times remain treasury shares of the Company, irrespective of whether such shares are entered in a special account for purposes of this Plan, and shall be available for any corporate purpose.

          (c)          Subject to Section 4(e) below, the maximum aggregate number of shares set forth in Section 4(a)(i) above (including the maximum aggregate number of shares that may be issued pursuant to Options that are Incentive Stock Options) shall be charged only for the number of shares which are actually issued under the Plan; if any shares of Common Stock subject to an Award shall not be issued to a Service Provider and shall cease to be issuable to a Service Provider because of the termination, expiration, forfeiture or cancellation, in whole or in part, of such Award or the settlement of such Award in cash or for any other reason, or if any such shares shall, after issuance, be reacquired by the Company because of a Service Provider’s failure to comply with the terms and conditions of an Award, the shares not so issued, or the shares so reacquired by the Company, as the case may be, shall no longer be charged against the limitations provided for in Section 4(a)(i) above and may again be made subject to Awards.

          (d)          Subject to Section 4(e) below, if the purchase price of shares subject to an Option is paid in shares of Common Stock in accordance with the provisions of clause (iv) of Section 7(b) below, or if shares of Common Stock that are issued or issuable pursuant to an Award are withheld by the Company in accordance with Section 13(e) below in full or partial satisfaction of withholding taxes due in respect of the Award or due in respect of the grant, exercise, vesting, distribution or payment of the Award, the number of shares surrendered to the Company in payment of the purchase price of the shares subject to the Option, or the number of shares that are withheld by the Company in payment of such withholding taxes, shall be added back to the maximum aggregate number of shares which may be issued pursuant to Awards under Section 4(a)(i) above, so that the maximum aggregate number of shares which may be issued pursuant to

Awards and pursuant to Options that are Incentive Stock Options under Section 4(a)(i) above shall have been charged only for the net number of shares that were issued by the Company pursuant to the Option exercise or the Award.

           (e)          If and to the extent that the General Counsel determines that Section 4(c) or Section 4(d) above or Section 8(f) below shall cause the Company or the Plan to fail to satisfy any rules or listing standards that apply to the Company from time to time (whether of the American Stock Exchange, The Nasdaq Stock Market or any other stock exchange or self-regulatory organization), or shall prevent Incentive Stock Options granted under the Plan from qualifying as Incentive Stock Options under Code Section 422, then to that extent (and only to that extent) Section 4(c), Section 4(d) or Section 8(f) shall be disregarded. For example, if the General Counsel determines that one or more of the aforementioned Sections of the Plan will prevent Incentive Stock Options granted under the Plan from qualifying as Incentive Stock Options under Code Section 422 if such Sections of the Plan are applied in determining the number of shares of Common Stock that are available from time to time to be issued pursuant to Options that are Incentive Stock Options, and determines that such Sections of the Plan will not prevent Incentive Stock Options granted under the Plan from qualifying as Incentive Stock Options under Code Section 422 if such Sections of the Plan are applied in determining the number of shares of Common Stock that are available from time to time to be issued pursuant to Options that are Non-Statutory Stock Options or other Awards that are not Incentive Stock Options, then such Sections of the Plan shall be disregarded for purposes of determining the number of shares of Common Stock that are available from time to time to be issued pursuant to Options that are Incentive Stock Options, but not for purposes of determining the number of shares of Common Stock that are available from time to time to be issued pursuant to Options that are Non-Statutory Stock Options or other Awards that are not Incentive Stock Options.

5.          Incentive Awards

             I.          Generally. Incentive Awards shall be subject to the following provisions:

                          (a)          Incentive Awards may be granted in lieu of, or as a supplement to, any other compensation that may have been earned by the Service Provider prior to the date on which the Incentive Award is granted. The amount of an Incentive Award may be based upon (i) a specified number of shares of Common Stock or the Fair Market Value of a specified number of shares of Common Stock, or (ii) an amount of money not determined by reference to the Fair Market Value of a specified number of shares of Common Stock. Any Incentive Award may be paid in the form of money or shares of Common Stock valued at their Fair Market Value on the payment date, or a combination of money and such shares, as the Committee may provide. Performance Share Awards, Performance Unit Awards, Restricted Stock Awards and Restricted Stock Unit Awards are specific forms of Incentive Awards, but are not the only forms in which Incentive Awards may be made.

                          (b)          Any shares of Common Stock that are to be issued pursuant to an Incentive Award, and any money to be paid in respect of an Incentive Award, may be issued or paid to the Service Provider at the time such Award is granted, or at any time subsequent thereto, or in installments from time to time, as the Committee shall determine. In the event that any such issuance or payment shall not be made to the Service Provider at the time an Incentive Award is granted, the Committee may but need not provide that, until such shares are issued or money is paid in respect of the Award or until the Award is forfeited, and subject to such terms and conditions as the Committee may impose, the Award shall earn amounts equivalent to interest, dividends or another investment return specified by the Committee, which amounts may be paid as earned or deferred and reinvested, and which amounts may be paid either in money or shares of Common Stock, all as the Committee may provide.

                          (c)          Incentive Awards shall be subject to such terms and conditions, including, without limitation, restrictions on the sale or other disposition of the shares issued or transferred pursuant to such Award, and conditions calling for forfeiture of the Award or the shares issued pursuant thereto in designated circumstances, as the Committee may determine; provided, however, that upon the issuance of shares pursuant to any such Award, the recipient shall, with respect to such shares, be and become a shareholder of the Company fully entitled to receive dividends, to vote and to exercise all other rights of a shareholder except to the extent otherwise provided in the Award. In the case of a Restricted Stock Award, the recipient shall pay the par value of the shares to be issued pursuant to the Award unless such payment is not required by applicable law.

          II.           Performance Share Awards and Performance Unit Awards

                          (a)          Subject to the terms and conditions of the Plan, the Committee may grant any Service Provider a Performance Share Award and/or a Performance Unit Award. The Committee may but need not provide that a specified portion of the Performance Share Award or Performance Unit Award will be earned if the specified performance goal applicable to the Award is partially attained.

                          (b)          Subject to Section 6(b) below, the specified performance goal applicable to a Performance Share Award or Performance Unit Award may but need not consist, without limitation, of any one or more of the following: completion of a specified period of employment with or other service that benefits the Company or a Subsidiary or an Allied Enterprise, achievement of financial or operational goals, and/or the occurrence of a specified circumstance or event. The performance goal applicable to Performance Share Awards and Performance Unit Awards, and the other terms and conditions of such awards, need not be the same for each award or each Service Provider to whom an award is granted. A Service Provider may (but need not) be granted Performance Share Awards and Performance Unit Awards each year, and the performance period applicable to any such Award may overlap with one or more years included in the performance period applicable to any earlier- or later-granted Award. Subject to Section 6(d) below, the Committee may retain discretion to adjust the determinations of the degree of attainment of the performance objectives applicable to Performance Share Awards and Performance Unit Awards.

                          (c)          Subject to Section 6(e) below, the Committee may but need not provide that, if the Service Provider’s death or disability or another circumstance or event specified by the Committee occurs before the performance goal applicable to a Performance Share Award or Performance Unit Award is attained, and irrespective of whether the performance goal is thereafter attained, the Performance Share Award or Performance Unit Award will be earned in whole or in part (as the Committee may specify).

                          (d)          The Committee may but need not provide for a Service Provider’s Performance Share Award or Performance Unit Award to be forfeited in whole or in part if such Participant’s employment by or other service that benefits the Company, a Subsidiary or an Allied Enterprise terminates for any reason before shares are issued or money is paid (as applicable) in full settlement of such Performance Share Award or Performance Unit Award.

                          (e)          Except as otherwise provided in the instrument evidencing a Performance Share Award or Performance Unit Award, Performance Share Awards and Performance Unit Awards may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution or to a Beneficiary.

6.          Performance Measures and Other Provisions Applicable to Performance-Based Compensation Awards

             (a)          Awards that the Committee intends to qualify as Performance-Based Compensation shall be granted and administered in a manner that will enable such Awards to qualify as Performance-Based Compensation.

             (b)          The performance goal applicable to any Award (other than an Appreciation-Only Award) that the Committee intends to qualify as Performance-Based Compensation shall be based on earnings per share, total shareholder return, Common Stock price performance or any one or more of the following performance measures on a consolidated Company, business unit or divisional level, or by product or product line, as the Committee may specify: net sales, net income, operating profit, return on equity, return on capital, or cash flow.The Committee shall select the performance measure or measures on which the performance goal applicable to any such Award shall be based and shall establish the levels of performance at which such Award is to be earned in whole or in part. Any such performance measure or combination of such performance measures may apply to the Service Provider’s Award in its entirety or to any designated portion or portions of the Award, as the Committee may specify. Any such performance measure or combination of such performance measures may be based on absolute performance or performance relative to an index or one or more other companies that the Committee may specify. The foregoing performance measures shall be determined in accordance with generally accepted accounting principles (“GAAPs”) to the extent that GAAPs define such performance measures, and otherwise shall be determined in accordance with any customary and reasonable definition the Committee approves. However, notwithstanding the preceding sentence, unless the Committee determines otherwise prior to payment of an Award to which this Section 6(b) applies, and subject to any exercise of “negative discretion” by the Committee, extraordinary, unusual or non-recurring items; discontinued operations; effects of accounting changes; effects of currency fluctuations; effects of financing activities (by way of example, without limitation, effect on earnings per share of issuing convertible debt securities); expenses for restructuring or productivity initiatives; non-operating items; effects of acquisitions and acquisition expenses; and effects of divestitures and divestiture expenses, any of which affect any performance goal applicable to such Award (including, without limitation, earnings per share but excluding total shareholder return and Common Stock price performance) shall be automatically excluded or included in determining the extent to which the performance goal has been achieved, whichever will produce the higher Award.

          (c)          Any provision of the Plan to the contrary notwithstanding, but subject to Section 6(e), Section 9 and Section 10 below, Awards to which Section 6(b) above applies shall (i) “be paid solely on account of the attainment of one or more preestablished, objective performance goals” (within the meaning of Treasury Regulation 1.162-27(e)(2) or its successor) over a period of one year or longer, which performance goals shall be based upon one or more of the performance measures set forth in Section 6(b) above, and (ii) be subject to such other terms and conditions as the Committee may impose.

          (d)          The terms of the performance goal applicable to any Award to which Section 6(b) above applies shall preclude discretion to increase the amount of compensation that would otherwise be due upon attainment of the goal.

          (e)          An Award to which Section 6(b) above applies may be earned in whole or in part if the Service Provider’s death or disability or a Change in Control or another circumstance or event specified by the Committee occurs before the performance goal applicable to the Award is attained, and irrespective of whether the performance goal applicable to the Award is thereafter attained, but only if and to the extent that (i) the Committee so provides with respect to such Award, and (ii) the Award will nevertheless qualify as Performance-Based Compensation if the performance goal applicable to such Award is attained and the Service Provider’s death or disability, a Change in Control or any such other circumstance or event specified by the Committee does not occur.

7.        Options. Options shall be subject to the following provisions and such other terms and conditions, consistent with the following provisions, as the Committee may provide in the instrument evidencing the Options:

          (a)          Subject to the provisions of Section 10, the purchase price per share shall be, in the case of an Incentive Stock Option, not less than 100% of the Fair Market Value of a share of Common Stock on the date the Incentive Stock Option is granted (or in the case of any optionee who, at the time such Incentive Stock Option is granted, owns stock possessing more than 10 percent of the total combined voting power of all classes of stock of his employer corporation or of its parent or subsidiary corporation, not less than 110% of the Fair Market Value of a share of Common Stock on the date the Incentive Stock Option is granted) and, in the case of a Non-Statutory Stock Option, not less than the par value of a share of Common Stock on the date the Non-Statutory Stock Option is granted. Subject to the foregoing limitations, the purchase price per share may, if the Committee so provides at the time of grant of an Option, be indexed to the increase or decrease in an index or in stock prices of one or more other companies specified by the Committee.

          (b)          The purchase price of shares subject to an Option may be paid in whole or in part (i) in money, (ii) by bank-certified, cashier’s or personal check subject to collection, (iii) if so provided in the Option and subject to Section 402 of the Sarbanes-Oxley Act of 2002 as amended from time to time and subject to such terms and conditions as the Committee may impose, by delivering to the Company a properly executed exercise notice together with a copy of irrevocable instructions to a stockbroker to sell immediately some or all of the shares acquired by exercise of the option and to deliver promptly to the Company an amount of sale proceeds (or, in lieu of or pending a sale, loan proceeds) sufficient to pay the purchase price, or (iv) if so provided in the Option and subject to such terms and conditions as may be specified in the Option, in shares of Common Stock which are surrendered to the Company actually or by attestation. Shares of Common Stock thus surrendered shall be valued at their Fair Market Value on the date of exercise.

          (c)          Options may be granted for such lawful consideration, including but not limited to money or other property, tangible or intangible, or labor or services received or to be received by the Company, a Subsidiary or an Allied Enterprise, as the Committee may determine when the Option is granted. The consideration for the grant of options may consist of the discharge of an obligation of the Company or an Affiliate. Subject to the foregoing and the other provisions of this Section 7, each Option may be exercisable in full at the time of grant or may become exercisable in one or more installments and at such time or times and subject to such terms and conditions, as the Committee may determine. Without limiting the foregoing, an Option may (but need not) provide by its terms that it will become exercisable in whole or in part upon the completion of specified periods of service or earlier achievement of one or more performance objectives specified therein, or that it will become exercisable only if one or more performance goals specified therein are achieved. The Committee may at any time accelerate the date on which an Option becomes exercisable, and no additional consideration need be received by the Company in exchange for such acceleration. Unless otherwise provided in the instrument evidencing the Option, an Option, to the extent it becomes exercisable, may be exercised at any time in whole or in part until the expiration or termination of the Option.

          (d)          Subject to Section 13(a) below, each Option shall be exercisable during the life of the optionee only by him or his guardian or legal representative, and after death only by his Beneficiary. Notwithstanding any other provision of this Plan, (i) no Option shall be exercisable after the tenth anniversary of the date on which the Option was granted, and (ii) no Incentive Stock Option which is granted to any optionee who, at the time such Option is granted, owns stock possessing more than 10 percent of the total combined voting power of all classes of stock of his employer corporation or of its parent or subsidiary corporation, shall be exercisable after the expiration of five (5) years from the date such Option is granted. If an Option is granted for a term of less than ten years, the Committee may, at any time prior to the expiration of the Option, extend its term for a period ending not later than on the tenth anniversary of the date on which the Option was granted, and no additional consideration need be received by the Company in exchange for such extension. Subject to the foregoing provisions of this Section 7(d), the Committee may but need not provide for an Option to be exercisable after termination of the Service Provider’s employment or other service for any period and subject to any terms and conditions that the Committee may determine.

          (e)          An Option may, but need not, be an Incentive Stock Option; provided that the aggregate Fair Market Value (determined as of the time the option is granted) of the stock with respect to which Incentive Stock Options may be exercisable for the first time by any Employee during any calendar year (under all plans, including this Plan, of his employer corporation and its parent and subsidiary corporations) shall not exceed $100,000 unless the Code is amended to allow a higher dollar amount.

          (f)          Shares purchased pursuant to the exercise of an Option shall be issued to the person exercising the Option as soon as practicable after the Option is properly exercised. However, the Committee may (but need not) permit the person exercising an Option to elect to defer the issuance of shares purchased pursuant to the exercise of the Option on such terms and subject to such conditions and for such periods of time as the Committee may in its discretion provide. In the event of such deferral, the Committee may (but need not) pay the person who exercised the Option amounts equivalent to any dividends paid on or reinvested in such shares during the deferral period. Such amounts may be paid in cash or shares, as the Committee may provide.

          (g)          The Committee shall not have the authority to reduce the purchase price of shares under outstanding Options, except as permitted by Section 10 below (relating to adjustments for changes in capitalization and similar adjustments). If the Committee grants an Option under which the purchase price of the optioned shares is indexed to the increase or decrease in a specified index or in stock prices of one or more other specified companies, as permitted by Section 7(a) above, a reduction in the purchase price resulting from a decrease in the index shall not be deemed to violate the first sentence of this Section 7(g).

          (h)          No Employee shall make any elective contribution or employee contribution to the Plan (within the meaning of Treasury Regulation Section 1.401(k)-1(d)(2)(iv)(B)(4) or a successor thereto) during the six months after the Employee’s receipt of a hardship distribution from a plan of the Company or a related party within the provisions of Code Sections 414(b), (c), (m) or (o) containing a cash or deferred arrangement under Section 401(k) of the Code. The preceding sentence shall not apply if and to the extent that the General Counsel determines it is not necessary to qualify any such plan as a cash or deferred arrangement under Section 401(k) of the Code.

          (i)          No option shall be exercisable unless and until the Company (i) obtains the approval of all regulatory bodies whose approval the General Counsel may deem necessary or desirable, and (ii) complies with all legal requirements deemed applicable by the General Counsel.

          (j)          An Option shall be considered exercised if and when written notice, signed by the person exercising the Option and stating the number of shares with respect to which the Option is being exercised, is received by the designated representative of the Company on a properly completed form approved for this purpose by the Committee, accompanied by full payment of the Option exercise price in one or more of the forms authorized in the instrument evidencing such Option and described in Section 7(b) above for the number of shares to be purchased. No Option may at any time be exercised with respect to a fractional share unless the instrument evidencing such Option expressly provides otherwise.

8.       Stock Appreciation Rights. Stock Appreciation Rights shall be subject to such terms and conditions, not inconsistent with the Plan, as shall from time to time be determined by the Committee and to the following terms and conditions:

          (a)     Stock Appreciation Rights that are granted under the Plan may be linked to all or any part of an Option (“Linked Stock Appreciation Rights”), or may be granted without any linkage to an Option (“Free-Standing Stock Appreciation Rights”). Linked Stock Appreciation Rights may be granted on the date of grant of the related Option or on any date thereafter, as the Committee may determine.

          (b)     Linked Stock Appreciation Rights may be granted either as an alternative or a supplement to the Option to which they are linked (the “related” Option). Linked Stock Appreciation Rights that are granted as an alternative to the related Option may only be exercised when the related Option is exercisable, and at no time may a number of such Linked Stock Appreciation Rights be exercised that exceeds the number of shares with respect to which the related Option is then exercisable. Upon exercise of Linked Stock Appreciation Rights that are granted as an alternative to an Option, the holder shall be entitled to receive the amount determined pursuant to Section 8(e) below. Exercise of each such Linked Stock Appreciation Right shall cancel the related Option with respect to one share of Common Stock purchaseable under the Option. Linked Stock Appreciation Rights that are granted as a supplement to the related Option shall entitle the holder to receive the amount determined pursuant to Section 8(e) below if and when the holder purchases shares under the related Option or at any subsequent time specified in the instrument evidencing such Stock Appreciation Rights.

          (c)     Stock Appreciation Rights may be granted for such lawful consideration, including but not limited to money or other property, tangible or intangible, or labor or services received or to be received by the Company, a Subsidiary or an Allied Enterprise, as the Committee may determine when the Stock Appreciation Rights are granted. The consideration for the grant of Stock Appreciation Rights may consist of the discharge of an obligation of the Company or an Affiliate. Subject to the foregoing and the other provisions of this Section 8, Stock Appreciation Rights may be exercisable in full at the time of grant or may become exercisable in one or more installments and at such time or times and subject to such terms and conditions, as the Committee may determine. Without limiting the foregoing, Stock Appreciation Rights may (but need not) provide by their terms that they will become exercisable in whole or in part upon the completion of specified periods of service or earlier achievement of one or more specified performance objectives, or that they will become exercisable only if one or more specified performance goals are achieved. The Committee may at any time accelerate the date on which Stock Appreciation Rights become exercisable, and no additional consideration need be received by the Company in exchange for such acceleration. Unless otherwise provided in the Plan or the instrument evidencing the Stock Appreciation Rights, Stock Appreciation Rights, to the extent they become exercisable, may be exercised at any time in whole or in part until they expire or terminate.

          (d)     No Free-Standing Stock Appreciation Rights or Linked Stock Appreciation Rights that are granted as a supplement to the related Option shall be exercisable after the tenth anniversary of the date on which the Stock Appreciation Rights were granted, and no Linked

Stock Appreciation Rights that are granted as an alternative to the related Option shall be exercisable after the related Option ceases to be exercisable. If the Committee grants Stock Appreciation Rights for a lesser term than that permitted by the preceding sentence, the Committee may, at any time prior to expiration of the Stock Appreciation Rights, extend their term to the maximum term permitted by the preceding sentence, and no additional consideration need be received by the Company in exchange for such extension. Subject to the foregoing provisions of this Section 8(d), the Committee may but need not provide for Stock Appreciation Rights to be exercisable after termination of the Service Provider’s employment or other service for any period and subject to any terms and conditions that the Committee may determine.

          (e)     Upon exercise of Stock Appreciation Rights, the holder thereof shall be entitled to receive an amount of money, or a number shares of Common Stock that have a Fair Market Value on the date of exercise of such Stock Appreciation Rights, or a combination of money and shares valued at Fair Market Value on such date, as the Committee may determine, equal to the amount by which the Fair Market Value of a share of Common Stock on the date of such exercise exceeds the Exercise Price (as hereafter defined) of the Stock Appreciation Rights, multiplied by the number of Stock Appreciation Rights exercised; provided that in no event shall a fractional share be issued unless the instrument evidencing such Stock Appreciation Rights expressly provides otherwise. In the case of Linked Stock Appreciation Rights that are granted as an alternative to the related Option, the Exercise Price shall be the price at which shares may be purchased under the related Option. In the case of Linked Stock Appreciation Rights that are granted as a supplement to the related Option, and in the case of Free-Standing Stock Appreciation Rights, the Exercise Price shall be the Fair Market Value of a share of Common Stock on the date the Stock Appreciation Rights are granted, unless the Committee specifies a different price when the Stock Appreciation Rights are granted (which shall not be less than the par value of the Common Stock and which may be indexed to the increase or decrease in an index or in stock prices of one or more other companies specified by the Committee).

          (f)     Subject to Section 4(e) above, (i) the limitations set forth in Section 4(a)(i) above shall be charged only for the number of shares which are actually issued in settlement of Stock Appreciation Rights; and (ii) in the case of an exercise of Linked Stock Appreciation Rights that were granted as an alternative to the related Option, if the number of shares of Common Stock previously charged against such limitations on account of the portion of the Option that is cancelled in connection with such exercise in accordance with Section 8(b) exceeds the number of shares (if any) actually issued pursuant to such exercise, the excess shall be added back to the maximum aggregate number of shares available for issuance under the Plan.

          (g)     Subject to Section 13(a) below, Stock Appreciation Rights shall be exercisable during the life of the Service Provider only by him or his guardian or legal representative, and after death only by his Beneficiary.

          (h)     The Committee shall not have the authority to reduce the exercise price of outstanding Stock Appreciation Rights, except as permitted by Section 10 below (relating to adjustments for changes in capitalization and similar adjustments). If the Committee grants Stock Appreciation Rights the exercise price of which is indexed to the increase or decrease in a specified index or in stock prices of one or more other specified companies, as permitted by

Section 8(e) above, a reduction in the exercise price resulting from a decrease in the index shall not be deemed to violate the first sentence of this Section 8(h).

9.       Certain Change in Control, Termination of Service, Death and Disability Provisions.

          The Committee may at any time, and subject to such terms and conditions as it may impose:

                    (a)     authorize the holder of an Option or Stock Appreciation Rights to exercise the Option or Stock Appreciation Rights (i) on and after a Change in Control, or (ii) after the termination of the participant’s employment or other applicable service that benefits the Company or a Subsidiary or an Allied Enterprise, or (iii) after the participant’s death or disability, whether or not the Option or Stock Appreciation Rights would otherwise be or become exercisable on or after any such event, provided that in no event may an Option or Stock Appreciation Rights be exercised after the expiration of their term;

                    (b)     grant Options and Stock Appreciation Rights which become exercisable only in the event of a Change in Control;

                    (c)     provide for Stock Appreciation Rights to be exercised automatically and only for money in the event of a Change in Control;

                    (d)     authorize any Award to become non-forfeitable, fully earned and payable (i) upon a Change in Control, or (ii) after the termination of the Service Provider’s employment with or other applicable service that benefits the Company or a Subsidiary or an Allied Enterprise, or (iii) after the Service Provider’s death or disability, whether or not the Award would otherwise be or become non-forfeitable, fully earned and payable upon or after any such event;

                    (e)     grant Awards which become non-forfeitable, fully earned and payable only in the event of a Change in Control; and

                    (f)     provide in advance or at the time of a Change in Control for outstanding Awards to be cancelled in the event of a Change in Control and for money to be paid at the time of such Change in Control in settlement of the Awards, or for awards relating to stock of another company to be granted at the time of such Change in Control in substitution for the cancelled Awards, either at the election of the participant or at the election of the Committee.

10.     Adjustment Provisions. In the event that any recapitalization, or reclassification, split-up, reverse split, or consolidation of shares of Common Stock shall be effected, or the outstanding shares of Common Stock shall be, in connection with a merger or consolidation of the Company or a sale by the Company of all or a part of its assets, exchanged for a different number or class of shares of stock or other securities or property of the Company or any other entity or person, or a spin-off or a record date for determination of holders of Common Stock entitled to receive a dividend or other distribution payable in Common Stock or other property

(other than normal cash dividends) shall occur, (a) the maximum aggregate number and the class of shares or other securities or property that may be issued in accordance with Section 4(a)(i) above pursuant to Awards (including Incentive Stock Options) thereafter granted, (b) the maximum number and the class of shares or other securities or property with respect to which Options or Stock Appreciation Rights, or Awards other than Appreciation-Only Awards and Dollar-Denominated Awards, may be granted during any calendar year to any Employee or other Service Provider pursuant to Section 4(a)(ii) or 4(a)(iii) above, (c) the number and the class of shares or other securities or property that may be issued under outstanding Awards, (d) the exercise price or purchase price to be paid per share under outstanding and future Awards, and (e) the price to be paid per share by the Company or a Subsidiary for shares or other securities or property issued pursuant to Awards which are subject to a right of the Company or a Subsidiary to reacquire such shares or other securities or property, shall in each case be equitably adjusted; provided that with respect to Incentive Stock Options any such adjustments shall comply with Sections 422 and 424 of the Code.

11.     Effective Date and Duration of Plan; Effect on 1983 Plan and 1984 Plan. The Plan shall be effective on the Effective Date. No options shall be granted under the 1983 Plan or the 1984 Plan on or after the Effective Date. If the Plan is not approved by shareholders of the Company, the Plan (including the preceding sentence) shall be null, void and of no force or effect. If the Plan is approved by shareholders of the Company, Awards may be granted within ten years after the Effective Date, but not thereafter. In no event shall an Incentive Stock Option be granted under the Plan more than ten (10) years from the date the Plan is adopted by the Board, or the date the Plan is approved by the shareholders of the Company, whichever is earlier.

12.     Administration.

          (a)     The Plan shall be administered by a committee of the Board consisting of two or more directors appointed from time to time by the Board. No person shall be appointed to or shall serve as a member of such committee unless at the time of such appointment and service he shall shall satisfy any director independence requirements then applicable to service on such committee under any rules or listing standards (whether of the American Stock Exchange, The Nasdaq Stock Market or any other stock exchange or self-regulatory organization) that apply to the Company at such time. Unless the Board determines otherwise, such committee shall also be comprised solely of “outside directors” within the meaning of Section 162(m)(4)(C)(i) of the Code and Treasury Regulation Section 1.162-27(e)(3), and “non-employee directors” as defined in SEC Rule 16b-3.

          (b)     The Committee may establish such rules and regulations, not inconsistent with the provisions of the Plan, as it may deem necessary for the proper administration of the Plan, and may amend or revoke any rule or regulation so established. The Committee shall, subject to the provisions of the Plan, have full power and discretion to interpret, administer and construe the Plan and full authority to make all determinations and decisions thereunder including without limitation the authority and discretion to (i) determine the persons who are Service Providers and select the Service Providers who are to participate in the Plan, (ii) determine when Awards shall be granted, (iii) determine the number of shares and/or amount of money to be made subject to each Award, (iv) determine the type of Award to grant, (v) determine the terms and conditions of each Award, including the exercise price, in the case of an Option or Stock Appreciation Rights, and whether specific Awards shall be linked to one another and if so whether they shall be alternative to or supplement one another, (vi) make any adjustments pursuant to Section 10 of the Plan, and (vii) determine whether or not a specific Award is intended to qualify as Performance-Based Compensation. Without limiting the generality of the foregoing, the Committee shall have the authority to establish and administer performance goals applicable to Awards, and the authority to certify that such performance goals are attained, within the meaning of Treasury Regulation Section 1.162-27(c)(4). The interpretation by the Committee of the terms and provisions of the Plan and any instrument issued thereunder, and its administration thereof, and all action taken by the Committee, shall be final, binding and conclusive on the Company, its stockholders, Subsidiaries, Allied Enterprises, all participants and Service Providers, and upon their respective Beneficiaries, successors and assigns, and upon all other persons claiming under or through any of them.

          (c)     Members of the Board of Directors and members of the Committee acting under this Plan shall be fully protected in relying in good faith upon the advice of counsel and shall incur no liability except for gross or willful misconduct in the performance of their duties.

13.     General Provisions.

          (a)     No Award, including without limitation any Option or Stock Appreciation Rights, shall be transferable by the Service Provider or other rightful holder of such Award other than by will or the laws of descent and distribution or to a Beneficiary. The preceding sentence and any other provision of the Plan to the contrary notwithstanding, the Committee may (but need not) permit a Service Provider to transfer any Award, other than an Incentive Stock Option or any other Award that is linked to an Incentive Stock Option, during his lifetime to such other persons and such entities and on such terms and subject to such conditions as the Committee may provide in the written instrument documenting such Award.

          (b)     Nothing in this Plan or in any instrument executed pursuant hereto shall confer upon any person any right to continue in the employment or other service of the Company or a Subsidiary or an Allied Enterprise, or shall affect the right of the Company or a Subsidiary or any Allied Enterprise to terminate the employment or other service of any person at any time with or without cause or assigning a reason therefor.

          (c)     No shares of Common Stock shall be issued or transferred pursuant to an Award unless and until all legal requirements applicable to the issuance or transfer of such shares have, in the opinion of the General Counsel, been satisfied. Any such issuance or transfer shall be contingent upon the person acquiring the shares giving the Company any assurances the General Counsel may deem necessary or desirable to assure compliance with all applicable legal requirements.

          (d)     No person (individually or as a member of a group) and no Beneficiary or other person claiming under or through him, shall have any right, title or interest in or to any shares of Common Stock (i) allocated, or (ii) reserved for the purposes of this Plan, or (iii) subject to any Award, except as to such shares of Common Stock, if any, as shall have been issued to him.

          (e)     The Company and its Subsidiaries and any Allied Enterprises may make such provisions as they may deem appropriate for the withholding of any taxes which they determine they are required to withhold in connection with any Award. Without limiting the foregoing, the Committee may, subject to such terms and conditions as it may impose, permit or require any withholding tax obligation arising in connection with any Award or the grant, exercise, vesting, distribution or payment of any Award, up to the minimum required federal, state and local withholding taxes, including payroll taxes, or such higher amount of taxes as the Committee may specify, to be satisfied in whole or in part, with or without the consent of the Service Provider or other rightful holder of the Award, by having the Company withhold all or any part of the shares of Common Stock that vest or would otherwise be issued or distributed at such time. Any shares so withheld shall be valued at their Fair Market Value on the date of such withholding.

          (f)     Nothing in this Plan is intended to be a substitute for, or shall preclude or limit the establishment or continuation of, any other plan, practice or arrangement for the payment of compensation or fringe benefits to directors, officers, employees, consultants or Service Providers generally, or to any class or group of such persons, which the Company or any Subsidiary now has or may hereafter lawfully put into effect, including, without limitation, any incentive compensation, retirement, pension, group insurance, stock purchase, stock bonus or stock option plan. A Service Provider may be granted an Award whether or not he is eligible to receive similar or dissimilar incentive compensation under any other plan or arrangement of the Company.

          (g)     The Company’s obligation to issue shares of Common Stock or to pay money in respect of any Award shall be subject to the condition that such issuance or payment would not impair the Company’s capital or constitute a breach of or cause the Company to be in violation of any covenant, warranty or representation made by the Company in any credit agreement to which the Company is a party before the date of grant of such Award.

          (h)     By accepting any benefits under the Plan, each Service Provider, and each person claiming under or through him, shall be conclusively deemed to have indicated his acceptance and ratification of, and consent to, all provisions of the Plan and any action or decision under the Plan by the Company, its agents and employees, and the Board of Directors and the Committee.

          (i)     The validity, construction, interpretation and administration of the Plan and of any determinations or decisions made thereunder, and the rights of all persons having or claiming to have any interest therein or thereunder, shall be governed by, and determined exclusively in accordance with, the laws of the State of Delaware, but without giving effect to the principles of conflicts of laws thereof. Without limiting the generality of the foregoing, the period within which any action arising under or in connection with the Plan must be commenced, shall be governed by the laws of the State of Delaware, without giving effect to the principles of conflicts of laws thereof, irrespective of the place where the act or omission complained of took place and of the residence of any party to such action and irrespective of the place where the action may be brought.

          (j)     A Service Provider’s acceptance of any Award shall constitute his irrevocable and unconditional waiver of the right to a jury trial in any action or proceeding concerning the Award, the Plan or any rights or obligations of the Service Provider or the Company under or with respect to the Award or the Plan.

          (k)     The use of the masculine gender shall also include within its meaning the feminine. The use of the singular shall include within its meaning the plural and vice versa.

14.     Amendment and Termination. Subject to any applicable shareholder approval requirements of (a) Delaware or federal law, (b) any rules or listing standards that apply to the Company from time to time (whether of the American Stock Exchange, The Nasdaq Stock Market or any other stock exchange or self-regulatory organization), or (c) the Code, the Plan may be amended by the Board of Directors at any time and in any respect, including without limitation to permit or facilitate qualification of Options theretofore or thereafter granted (i) as Incentive Stock Options under the Code, or (ii) for such other special tax treatment as may be enacted on or after the date on which the Plan is approved by the Board, provided that, without stockholder approval, no amendment shall increase the aggregate number of shares which may be issued under the Plan, or shall permit the exercise price of outstanding Options or Stock Appreciation Rights to be reduced, except as permitted by Section 7(g), Section 8(h) and Section 10 hereof. The Plan may also be terminated at any time by the Board of Directors. No amendment or termination of this Plan shall adversely affect any Award granted prior to the date of such amendment or termination without the written consent of the holder of such Award.

***

☒	PLEASE MARK VOTES AS IN THIS EXAMPLE	REVOCABLE PROXY E-Z-EM, Inc.

				For	With- hold	For All Except

PROXY FOR THE ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON OCTOBER 18, 2006

          This Proxy is solicited on behalf of the Board of Directors of E Z EM, Inc. for use at the 2006 Annual Meeting of Stockholders. The 2006 Annual Meeting of Stockholders will be held at The Fairmont Copley Plaza, 138 St. James Avenue, Boston, Massachusetts, on Wednesday, October 18, 2006, at 10:00 a.m., local time.

          The undersigned, a holder of common stock of E Z EM, Inc., hereby appoints Anthony A. Lombardo and Dennis J. Curtin, and each of them, the true and lawful attorneys and proxies with full power of substitution, for and in the name, place and stead of the undersigned, to vote all of the shares of common stock of E Z EM, Inc. which the undersigned would be entitled to vote if personally present at the 2006 Annual Meeting of Stockholders, and at any adjournment or postponement thereof, in all matters indicated hereof, and with discretionary authority to vote as to any other matters that may properly come before such meeting.

		1.	To elect James L. Katz, Anthony A. Lombardo and James H. Thrall, MD as Class I Directors of the company, each for a term of three years (Proposal No. 1).	☐	☐	☐

INSTRUCTION: To withhold authority to vote for any individual nominee, mark "For All Except" and write that nominee's name in the space provided below.

____________________________________________________________________

2.

To approve the amendment to the E Z EM, Inc. 2004 Stock and Incentive Award Plan to increase by 700,000 shares the number of shares of common stock available for issuance under the Plan (Proposal No. 2).

				For ☐	Against ☐	Abstain ☐
		3.	To ratify the appointment of Grant Thornton LLP as the independent registered public accounting firm of E Z EM, Inc. for the fiscal year ending June 2, 2007 (Proposal No. 3).	For ☐	Against ☐	Abstain ☐
			Check here if you plan to attend the 2006 Annual Meeting	———>>		☐

Please be sure to sign and date this Proxy in the box below.	Date _______________________

The Board of Directors recommends that you vote FOR the board's nominees for director; FOR the approval of the amendment to the 2004 Stock and Incentive Award Plan; and FOR the ratification of the appointment of Grant Thornton LLP as our independent registered public accounting firm for the 2007 fiscal year.

          This Proxy, when properly signed, will be voted in the manner directed. If no direction is given, this Proxy will be voted FOR Proposal No. 1, FOR Proposal No. 2 and FOR Proposal No. 3.

———————————————————————————————— Stockholder sign above Co-holder (if any) sign above

Please mark, date and sign exactly as name appears hereon. Joint owners should each sign. When signing as an executor, corporate officer or in any other representative capacity, please give full title as such.

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^ Detach above card, sign, date and mail in postage paid envelope provided. ^

E-Z-EM, Inc.

PLEASE ACT PROMPTLY SIGN, DATE & MAIL YOUR PROXY CARD TODAY

IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED.

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